   As filed with the Securities and Exchange Commission on February 2, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                        Date of fiscal year end: May 31

          Date of reporting period: June 1, 2006 - November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO]

BROWN ADVISORY FUNDS

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2006
                                  (Unaudited)


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                        BROWN ADVISORY OPPORTUNITY FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AND/OR A FUND'S SUB-ADVISOR AS OF NOVEMBER 30, 2006 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.

                               TABLE OF CONTENTS

                    A Message to Our Shareholders.......  1

                    Schedules of Investments............ 18

                    Statements of Assets and Liabilities 38

                    Statements of Operations............ 40

                    Statements of Changes in Net Assets. 42

                    Financial Highlights................ 46

                    Notes to Financial Statements....... 53

                    Additional Information.............. 62

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

During the six-month period ended November 30, 2006, the Brown Advisory Growth Equity Fund's Institutional Shares (the "Fund") returned 11.82%, ahead of the Russell 1000(R) Growth Index and the S&P 500 Index, which advanced 9.29% and 11.33%, respectively. The last six months proved to be a profitable period for growth investors, as some of the headwinds that had previously suppressed equity returns began to subside.

In our view, the most important catalyst for the market's rally was the Federal Reserve's decision to pause in raising interest rates. Since growth stocks tend to be especially sensitive to interest rates, the last six months witnessed significant gains in large-cap growth equities after several quarters of lackluster relative performance. In addition to interest rates, the decline in energy prices and a tight labor market fueled a resurgence in consumer confidence, as reflected in lower gasoline prices and the prospect of less worrisome home heating costs this winter.

While the softening in energy costs was generally beneficial to the economy and markets, energy stocks themselves also performed fairly well, particularly in the latter part of the period. The Fund had a healthy exposure to the sector; however the Fund maintains a strategy of avoiding pure commodity plays. The Fund's approach has been to "sell picks and shovels to the miners" - i.e., to invest in oil service companies whose earnings are primarily a function of exploration companies' steadily rising budgets. While it's true that these companies may feel the impact of changing investor sentiment with regard to the spot price of oil, the fundamentals of service providers should remain strong as long as the underlying commodity remains profitable to its producers.

Some of the positive contributors to performance during the last six months were CISCO SYSTEMS, INC., MICROSOFT CORP., ACCENTURE, LTD., MORGAN STANLEY, AND KOHL'S CORP. We continue to think there is considerably more upside potential in each of these names. In contrast, the largest detractors from performance were CHICO'S FAS, INC., FMC TECHNOLOGIES, INC., PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., ANALOG DEVICES, INC., AND TEXAS INSTRUMENTS, INC.

The past six months were quite active with regards to additions and deletions of companies to the Fund. During the period the Fund acquired eight new stocks, each representing different sectors of the economy. They included
UTI WORLDWIDE, INC., NAVTEQ CORP., LEGG MASON, INC., and MILLIPORE CORP. UTI WORLDWIDE, INC., is a transportation company providing freight forwarding and contract logistics services to clients internationally. We are impressed by the recent acceleration in its contract logistics business, in which the company, through its footprint in existing markets, maintains a competitive advantage in a highly fragmented industry. NAVTEQ CORP. is a provider of digital map information for automotive navigation systems, mobile navigational devices and Internet-based mapping applications throughout North America and Europe. The company's database enables its customers to offer navigation, route planning, location-based services, and other geographic information to consumer and commercial users, making it a leader in a large addressable market. LEGG MASON, INC. is a global asset management company providing investment management and related services to institutional and individual clients, company-sponsored mutual funds and other investment vehicles. MILLIPORE CORP. provides products and services that improve productivity in biopharmaceutical manufacturing and in clinical, analytic, and research laboratories. The company serves two very attractive end markets in niche categories, with clear opportunities to expand in the future.

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006


During the period, we eliminated six companies from the portfolio. VIACOM, INC. was sold to fund the new investments mentioned above. While a secular shift away from traditional advertising venues was our main concern, we also felt that the departure of Tom Freston as CEO could signal instability in the management team. ALBERTO CULVER CO. was another name that was sold due to the spin-off of Sally Beauty Holdings. PFIZER, INC. was sold as pressure from generic competitors is becoming increasingly more intense. INTEL CORP. was also sold due to its lower growth rate and increasing business cyclicality. L-3 COMMUNICATIONS HOLDINGS, INC. was eliminated from the portfolio as well. The loss of key personnel, as well as the fact that the overall growth in the defense budget is slowing down to low single digits were two primary reasons for selling. CHICO'S FAS, INC. was also eliminated from the portfolio. Chico's is a clear leader in women's apparel with a very loyal customer base, targeting an extremely attractive demographic. Unfortunately, the company put up its first negative comp since February 1997, sending the stock down more than 20% and compounding fears of a slowing in the core Chico's concept. We decided that it would take the company at least 3 to 4 quarters to work its way back from this mistake, and, while we continue to believe in the story, we felt that the money would be better invested in some of the ideas mentioned above.

As the Dow Jones Industrial Average (the "DJIA") reaches new highs each day, we are encouraged that domestic large-cap stocks seem to be regaining investor confidence after a long period of under-performance relative to small-caps and international equities. Within the large-cap sector of the U.S. market, growth stocks still have much ground to make up since they have lagged the large-cap indices (such as the DJIA and the S&P 500 Index) since their peak in early 2000. Despite the Fund having significantly out-performed the Russell 1000 Growth Index benchmark, the opportunity for further gains could be particularly great if growth stocks return to favor. In any event, we believe that our focus on seeking companies with above-average prospects for earnings expansion, as well as our unwillingness to overpay for that growth, will position the Fund's portfolio well. We are excited by the recent additions to what we believe is a solid portfolio that seeks to outperform its benchmark in both up and down markets.

THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX OFFERS INVESTORS ACCESS TO THE EXTENSIVE LARGE-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 92% OF THE U.S. MARKET. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. ONE CANNOT INVEST DIRECTLY IN AN INDEX OR AVERAGE. PERFORMANCE SHOWN IS FOR THE FUND'S INSTITUTIONAL SHARES; RETURNS FOR OTHER SHARE CLASSES WILL VARY.

Sincerely,
Geoffrey R. B. Carey, CFA
Portfolio Manager

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

During the six-month period ended November 30, 2006, the Brown Advisory Value Equity Fund (the "Fund") posted a total return of 12.35%. During the same period, the Russell 1000(R) Value Index (the "Index") rose by 12.92% and the S&P 500 Index increased by 11.33%. For a longer term perspective, the Fund's 1-year and since inception (1/28/03) average annual returns were 17.17% and 17.63% versus the Index returns of 20.28% and 19.66% and the S&P 500's returns of 14.23% and 15.70%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00 %, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800-540-6807. PERFORMANCE IS FOR THE FUND'S INSTITUTIONAL SHARES; OTHER SHARE CLASS RETURNS WILL VARY.)

A retreat in energy prices, dovish signals from the Federal Reserve, and declining interest rates provided a favorable background for the Fund's portfolio. After a multi-year period in which lower-quality stocks generally outperformed the major indices, many investors began to display increased interest in higher quality, less economically sensitive companies. This change in sentiment suggested that market participants were beginning to seriously consider the potential for a slowdown or recession next year.

Looking ahead, we believe the market will continue to wrestle with the prospects for a recession or slowdown until consumer spending power is rebuilt. This process will take time and/or a material boost to real wage growth; we think the former is more likely. If so, a gradual recovery scenario should bode well for our less cyclical stocks with steadier earnings growth. We have believed for some time, and continue to believe, that the market has been overpaying for unsustainable, cyclical-peak earnings in many industries. As year-over-year earnings comparisons become more difficult later this year and next, we believe that the premium for earnings reliability will continue to rise as investors potentially return to higher quality stocks - which, as mentioned above, have been out of favor for over five years. Should this occur, the Fund is well positioned to benefit. A potential combination of positive corporate earnings growth, strong dividend yield, and improvement in valuation would be ideal for the Fund's portfolio, both in absolute terms and in comparison to the broader market.

Leading contributors to performance for the six-month period include MERCK & CO., INC, MICROSOFT CORP., PARAMETRIC TECHNOLOGY CORP., CHEVRON CORP., UNILEVER NV and SYMANTEC CORP. Performance detractors during the six-month period were BOSTON SCIENTIFIC CORP., NOKIA CORP., NORTH FORK BANCORPORATION INC., DAVITA, INC., CVS CORP. and NABORS INDUSTRIES, LTD.

During the six-month period, we eliminated positions in the following companies: ANHEUSER BUSCH COS., INC., BOSTON SCIENTIFIC CORP., HEALTH MANAGEMENT ASSOCIATES, INC., OSI RESTAURANT PARTNERS, INC., and MORGAN STANLEY. We initiated positions in ABBOTT LABORATORIES, BB&T CORP., CITY NATIONAL CORP, CVS CORP., DAVITA, INC., WEATHERFORD INTERNATIONAL, LTD., and PRUDENTIAL FINANCIAL, INC. In addition, we own IDEARC, INC. following its spinout from VERIZON.

Sincerely,
Richard M. Bernstein, CFA
Portfolio Manager

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006


THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST OF THE 3,000 LARGEST U.S. DOMICILED COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

During the six-months ended November 30, 2006, the Brown Advisory Small-Cap Growth Fund's Institutional Shares (the "Fund") returned 8.79%, which compares favorably to the 7.18% rise of The Russell 2000(R) Growth Index (the "Index"). The Fund's results versus the Index were primarily due to good stock selection, particularly in the over-weighted technology and energy sectors. As a reminder, sector allocations are a by product of our bottom-up stock selection process.

The small-cap growth asset class has experienced substantial volatility during the trailing six months. The year started with a strong commodity-led rally that peaked on May 5/th/ and was followed by a sharp and rapid decline bottoming on July 21/st/. Since July 21/st/, the Fund and the Index have been advancing. We are pleased that the Fund's performance stayed ahead of the Index
- both during the decline and the ensuing rally. Relative returns for the periods described are provided in the table below.

                        May 31-to-Trough  Trough-to-Nov. 30  6 Months Ended
                        5/31/06 - 7/21/06 7/21/06 - 11/30/06    11/30/06
                        ----------------- ------------------ --------------
    BIASX                     -8.08%            18.36%            8.79%
    Russell 2000 Growth       -9.18%            18.01%            7.18%

Two of the top contributors for last six months, AKAMAI TECHNOLOGIES, INC. and CORE LABORATORIES NV, which were also mentioned in our May 31, 2006 shareholder letter, continued their upward climb. While operating in different industries, both companies provide unique technology solutions to their customers. Akamai enables enterprises to solve Internet latency and bottleneck issues that arise when delivering website content to end-users. It has benefited tremendously from the rapid adoption of Internet video and other data-rich applications. Core Labs, an oil service company, uses its proprietary technologies to help oil and gas producers increase yields from their existing reservoirs. POWER INTEGRATIONS, INC. another top performer for the current reporting period, is the leading supplier of high-voltage analog integrated circuits (ICs) used in power conversion. The company's breakthrough integrated-circuit technology enables compact, energy-efficient power supplies in a wide range of electronic products. Recently, California drafted legislation that will mandate greater energy conservation from consumer electronic devices. It is likely that similar legislation will sweep the country over time, increasing demand for Power Integrations' products.

The worst performing stock for the reporting period was GETTY IMAGES, INC. The company has been a Fund holding for many years and, until recently, had been an excellent performer. Getty's success was driven by the digitization of its stock photography library and the advent of the Internet as a distribution channel - this accelerated revenue growth and increased profitability substantially. However, the Internet is a rapidly evolving landscape, which has the ability to positively transform a business model or make it nearly obsolete. While Getty experienced the former for many years, it is now possible that it is beginning to experience the latter. Earlier this year, the company began to show some fundamental weakness caused by increased competition, which has eroded the historical pricing power it once enjoyed. Warren Buffet describes it best when he said "the products or services that have wide, sustainable moats around them are the ones that deliver rewards to investors". Based on what we viewed as a permanent threat to their "moat", we concluded that our original thesis was no longer valid thus causing the sale of the stock.

3D SYSTEMS CORP. was another disappointing holding during the last six months. The company designs, develops, manufactures and services rapid three dimensional printing, prototyping and manufacturing systems that enable

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

complex 3D objects to be produced directly from computer data. Over the last few quarters, the company relocated from California to South Carolina, began the implementation of a new enterprise resource planning system, and outsourced its logistics operations. The complexity of driving so much change in so short a period of time led to disappointing short-term results, despite the promise of these changes providing meaningful long-term benefits. With our thesis intact, we continue to believe the outlook for the company remains promising.

Several new companies across a variety of industries have been added to the portfolio. This increase in portfolio activity is a result of our expanded research team finding numerous opportunities that meet our investment philosophy and criteria. As an example, the portfolio has added two biotechnology investments: ZYMOGENETICS, INC. and SANGAMO BIOSCIENCES, INC. Paul Li, PhD, CFA, Brown Advisory's senior health care analyst and recent addition to the firm, has provided us with a level of knowledge and deep understanding of the science that now makes it possible "add value" in the biotech sector. Zymogenetics and Sangamo Biosciences underscore our "basket" approach to this volatile area - own small positions in business franchises that possess a proprietary and novel research platform from which multiple products could be derived over time. In our view, this is the best way to gain exposure to this dynamic and potentially highly profitable industry, while managing the (sometimes severe) downside risk.

Our focus continues to be on identifying high quality companies with a "sustainable moat" and above average earnings growth. We have held to our philosophy despite the fact that more commodity-oriented businesses have been more in-favor over the last couple of years. Over time, we firmly believe that our investment process and willingness to take a longer-term view will bode well for performance on an absolute and relative basis. We look forward to updating shareholders on our progress in six months.

Sincerely,
Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. PERFORMANCE SHOWN IS FOR THE FUND'S INSTITUTIONAL SHARES; RETURNS FOR OTHER SHARE CLASSES WILL VARY.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

During the six-month period ended November 30, 2006, the Brown Advisory Small-Cap Value Fund (the "Fund") increased 7.47% in value. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, rose 12.21%. For a longer term perspective, the Fund's 1- year and since inception (10/31/03) average annual returns were 14.86% and 18.26% versus the Index returns of 21.47% and 18.47%, respectively. (PERFORMANCE RETURNS REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. PERFORMANCE SHOWN IS FOR THE FUND'S INSTITUTIONAL SHARES; OTHER SHARE CLASS RETURNS WILL VARY.)

For the six-months ended November 30, 2006, stock prices rose as a result of several factors, including fund flows into equities due to the low level of interest rates, strong corporate profits, and the Federal Reserve's decision to hold interest rates steady. There were forces, however, that moderated the rise in equity prices, including concern over muted employment gains, deterioration in the housing market, and the lagged effect of higher interest rates on economic growth and corporate profits. Energy prices, which had been a drag on the economy, declined over the last six months and may stimulate future economic growth. In our view, the economy grew at a sustainable non-inflationary pace during the last six months.

In light of the decelerating economic growth, a key issue for some equity investors is whether the Federal Reserve maintains its bias towards raising short-term interest rates despite little inflation over the past few months. Higher interest rates tend to dampen economic growth, lessen corporate profits, and make fixed-income instruments more attractive relative to equities. An ongoing concern for equity investors is whether current valuations have fully discounted the near record high corporate profitability forecast for next year and if those expectations remain realistic today.

The Fund's return lagged the return of the Index for this six month period, primarily as a result of the Fund's stock selection in the industrial and consumer discretionary sectors. Short-term challenges at certain of the Fund's investments in media, aerospace and commercial services businesses were the main reason for the performance differential. We continue to own all but one of these underperforming investments because we believe that the companies are fundamentally sound and valuations are attractive. Meaningful contributors to the Fund's return for the six months were its investments in the technology sector, which rose 16.1% and accounted for over 35% of the total return. Software and Information Technology (IT) services stocks were particularly strong. Investments within the financial services sector contributed about 30% of the Fund's total return in the period. Investments in nontraditional financial services and real estate investment trusts were the Fund's best performers within this sector.

From an individual stock perspective, the Fund's largest contributors to performance included CASH AMERICA INTERNATIONAL, INC., CRESCENT REAL ESTATE EQUITIES CO., WEST PHARMACEUTICAL SERVICES, INC., TRIARC COS., INC., and AFC ENTERPRISES, INC. The largest detractors from performance were NELNET, INC., SIRVA, INC., SUN-TIMES MEDIA GROUP, INC., EDO CORP. and FLORIDA ROCK INDUSTRIES, INC. Recent divestitures included: SIRVA, INC., FLORIDA ROCK, INC., TECHNICAL OLYMPIC USA, INC., CORINTHIAN COLLEGES, INC., and PER-SE TECHNOLOGIES, INC. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

sale proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included VERIFONE HOLDINGS, INC., BARNES & NOBLE, INC., CHEMED CORP., HUB INTERNATIONAL, LTD., CHECKPOINT SOFTWARE TECHNOLOGIES, LTD., and NVR, INC.

The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses run by highly motivated and competent management that are undervalued with discrete catalysts to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,
Eugene Fox, III
Portfolio Manager

Robert B. Kirkpatrick, CFA
Portfolio Manager

Amy K. Minella
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES MAY BE MORE VOLATILE THAN THE SECURITIES OF LARGER COMPANIES AND, AS A RESULT, PRICES OF SMALLER COMPANIES MAY DECLINE MORE IN RESPONSE TO SELLING PRESSURE. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

On October 1, 2005 Brown Advisory assumed management responsibility for another mutual fund, The Nevis Fund, Inc. On December 30, 2005 the Nevis Fund was renamed the Brown Advisory Opportunity Fund (the "Fund"). During the six-month period ended November 30, 2006, the Fund gained 6.21% trailing the Russell 3000(R) Index, the Fund's primary benchmark, and the Russell 2000(R) Index, which gained 10.96% and 9.72%, respectively. During the transition period, we have focused on redeploying proceeds from the legacy holdings into equities covered by Brown Advisory's research team. We completed this transition process at the end of the reporting period.

The equity markets improved during the last six months. The markets have climbed a wall of worry - to date neither an increase in commodity prices, the housing slowdown nor weakness in the domestic auto business has been enough to slow the impressive gains in corporate profits. An abnormally large amount of private equity buyouts infused optimism into the markets. Shares of many companies rallied simply on the speculation that they would be next, the most recent example of such speculation being KKR'S supposed interest in taking HOME DEPOT private for $100 billion.

The strategy with which we manage the Fund remains intact. The portfolio is relatively concentrated with average position sizes in the range of 4-5%. The Fund does not discriminate with regard to the relative size of the companies in the portfolio. For instance, in the period we added AMGEN, INC., a biotechnology company with an $80 billion market cap, and SYNCHRONOUS TECHNOLOGIES, INC., a transaction software provider targeting the voice-over-Internet protocol (VoIP) market with a $480 million market cap. In the case of Amgen, we believe that the market has overly discounted the possible competitive threat from Roche's CERA in connection with two of Amgen's products, Aranesp and Epogen. Interestingly, the shares trade at a lower multiple than Merck does despite an expected growth rate that is double Merck's. Synchronous's transaction software records revenue in 90% of all VoIP activations. We believe that VoIP is in the early stages of a significant rollout after the cable companies have spent enormous resources upgrading their product offering.

We are also agnostic with regard to investment style - the Fund seeks to invest in companies that we see as "value" stories as well as "growth" stories. For instance, we added a position in DOVER CORP. given the shares did not reflect what we believed to be a solid long-term outlook for this multi-industry company.

A meaningful portion of the underperformance in the last six months came from three holdings, two of which we eliminated completely during the reporting period. We sold GETTY IMAGES, INC. upon realization that the company's growth rate was in decline and KINETIC CONCEPTS, INC. after a court ruling that will adversely affect the company's competitive position. SYMYX TECHNOLOGIES contributed significantly to the underperformance as well. We have maintained the Fund's position while focusing on the potential long-term benefit of the commercialization of multiple revolutionary materials. On the other hand, stocks that helped the Fund's performance were PARAMETRIC TECHNOLOGY CORP., CORE LABORATORIES NV, ELECTRONIC ARTS, INC., SYSCO CORP., and FLIR SYSTEMS, INC.

Sincerely,
Paul J. Chew, CFA
Portfolio Manager

BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006


TO THE EXTENT THE FUND INVESTS IN COMPANIES WITH SMALL-SIZE CAPITALIZATIONS, AN INVESTMENT IN THE FUND CAN HAVE MORE RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND IS PERMITTED TO INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER THAN A DIVERSIFIED FUND. AS A RESULT, A DECLINE IN THE VALUE OF THOSE INVESTMENTS WOULD CAUSE THE FUND'S OVERALL VALUE TOP DECLINE TO A GREATER DEGREE THAN IF THE FUND HELD A MORE DIVERSIFIED PORTFOLIO.

THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 LARGE U.S. COMPANIES RANKED BY MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. THE RUSSELL 2000 INDEX IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, REPRESENTING 7% OF THE RUSSELL 3000 INDEX TOTAL MARKET CAPITALIZATION. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

During the six-month period ended November 30, 2006, the Brown Advisory International Fund (the "Fund") returned 7.85%, compared with 11.19% for the Fund's benchmark, the MSCI EAFE(R) Index (the "Index"). Both the value portion and the growth portion of the Fund under-performed the Index. The two management styles are discussed separately below.

PHILADELPHIA INTERNATIONAL ADVISORS

During the six-month period ended November 30, 2006, international equity markets continued to perform well, despite the sharp housing slowdown in America, more violent flare-ups in the Middle East, and a military coup in Thailand. Fortunately, these worrisome events were more than offset by the U.S. Federal Reserve's decision to put its two-year tightening policy on hold, and by a dramatic slide in energy and commodity prices. From a sector perspective, utilities, consumer staples, and telecoms did well. Information technology and energy stocks also rose, but far more modestly. All of the world's major regions rose during the period, with Europe (ex the U.K.) gaining the most with a positive 15.1% total return. Unfortunately Asian equity performance was held back by the relatively flat market in Japan, up 0.6%.

The value portion of the Fund managed by Philadelphia International Advisors LP ("PIA") underperformed the benchmark over the past six months. The primary reason for this shortfall was poor security selection - most evident in the Fund's Japanese portfolio, and, on a sector basis, in our consumer staples and utility stocks. One of the Fund's Japanese holdings, SEGA SAMMY HOLDINGS, INC., was the largest contributor to the total performance gap as the company gave an unfavorable short-term outlook due to a regulatory change that negatively impacted the gaming industry. PIA's selection in the industrials sector was good, but the impact was not high enough to offset the other factors mentioned above.

As one of the Fund's sub-advisors, PIA's objective for the Fund is to seek attractive absolute and relative returns through investing in international markets. PIA uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on: liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process. The Fund's portfolio of high quality, attractively valued stocks should bode well for attractive relative returns over the long term. The stocks that contributed the greatest amount to the Fund's absolute performance during the six months ended
November 30, 2006 include JOHN FAIRFAX HOLDINGS, LTD. (Australia), ALLIANZ SE (Germany), and UNILEVER PLC (UK).

The good market returns through November leave the Index 150% above lows set in March, 2003 and just above the record close set this past May. Despite being at the all time peak, PIA does not think the market will get vertigo and stumble. This positive outlook is supported by valuations that appear reasonable on a historic basis. Thanks to a strong earnings expansion in the past three years, price-to-earnings (P/E) ratios for Europe and the UK markets are 12.6x and 11.8x respectively, which are far from extreme highs reached in early 2003. Japan's valuations are also well below peak levels, but at 17.2x, remain significantly above Europe's. The economic backdrop also remains constructive, with economists forecasting slower but steady growth through 2007, with high single digit earnings growth in most countries. The recent drop in energy costs, coupled with tighter global monetary policies, should

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

bring inflation lower and perhaps allow the European Central Bank to also pause its recent interest rate tightening trend. Barring unforeseen exogenous shocks, PIA believes these factors should create a favorable environment for attractively valued stocks of well-managed businesses.

WALTER SCOTT & PARTNERS LIMITED

The strategy of the growth portion of the Fund managed by Walter Scott & Partners Limited ("WSPL") continued to be the identification, research and investment in companies capable of sustaining long-term high growth rates. Such companies are selected on their individual merits with particular attention to cash generation and high levels of profitability. The Fund's industrial and geographic allocations are a consequence of this process and differ to those of the benchmark.

Portfolio returns in last six months, while in line with the longer-term objective of the portfolio and in the wake of a strong 2005, slowed when examined on a relative basis. The primary forces that have paused of late are those that drove the portfolio in the previous year. Of particular note, the Japanese market has paused for breath and the energy sector has retraced some of its gains. In Japan, where the bottom-up stock selection process of WSPL has identified high levels of profitability, strong earnings growth and attractive valuations, the economic fundamentals continue to improve. This was further evidenced by a raft of strong earnings in the portfolio. Acceleration of Eurozone growth (+2.0%) was a surprise, kick-starting speculation over Europe's future. Germany's export engine, which has filliped the region, may slow. Despite the improved profitability of its companies and signs of modest improvement in labor markets, it is unlikely domestic demand will take up the slack. Furthermore, the Euro's strength of late may already have started to curb export growth. With a slowing US economy and a question mark over the sustainability of growth in Europe, the outlook for broad equity markets dominated in market capitalization terms by financial stocks remains uncertain.

For the six-month period ended November 30, 2006, the portion of the Fund managed by WSPL underperformed the benchmark as a consequence of relative asset allocation - in particular its overweight to Japan and underweight to Europe. Currency returns played a significant role in the benchmark return but contributed next-to-nothing to the Fund return. Ex-currency returns were almost in line (European currencies strengthened 4% in aggregate while the yen weakened by 3%). Regional returns were broadly in-line with the exception of Japan where relative returns were strong. While the Japanese return was good the relatively low level of absolute return was insufficient to offset the underweighting to higher returning European stocks.

WSPL's bottom-up stock selection process continues to bias the Fund geographically towards Asia Pacific and, on a sector basis, towards a diverse range of energy-related businesses. A further consequence of WSPL's philosophy and process is that resultant Fund turnover tends to be low. This remained the case in the past six months.

On a relative basis, the portfolio remains overweight in the energy sector with a longer term objective in mind. It remains WSPL's view that the supply and demand imbalance evident in the sector will potentially favor the profitability of the related businesses in the portfolio. While short term price vagaries may be dictated by geopolitical factors, valuations remain compelling. In healthcare, an unloved sector of late, earnings growth from the portfolio continues to support WSPL's view of long term secular growth in a sector supported by broad tailwinds and attractive valuation. WSPL continues to favor the Eastern consumer over his or her Western counterpart. Rising interest rates in Europe and a similar housing market overhang to that of the US dictate caution of consumer stocks and indeed to the banks which dominate the Index.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006


The best performing securities were CHINA MOBILE, LTD. (+61.2% capital return), MORRISON SUPERMARKETS (+39.4%) and LEND LEASE CORP., LTD. (+38.9%). NIKKO CORDIAL CORP. (Japanese financial -15.2%), SONY CORP. (Japanese electronic goods -11.4%) and WOODSIDE PETROLEUM, LTD. (Australian energy -10.6%) were the poorest performers.

Sincerely,
Andrew B. Williams, CFA,
Philadelphia International Advisors, LP
Portfolio Manager

Alan McFarlane,
Walter Scott & Partners Limited
Portfolio Manager

THE MSCI EAFE INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKETS OF EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS A TOTAL RETURN INDEX NET OF FOREIGN WITHHOLDING TAXES ON DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING INTERNATIONAL TRADE, CURRENCY, POLITICAL, REGULATORY AND DIPLOMATIC RISK. SECURITIES ISSUED IN EMERGING MARKETS HAVE MORE RISK THAN SECURITIES ISSUED IN MORE DEVELOPED FOREIGN MARKETS. PRICE-TO-EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

The Brown Advisory Real Estate Fund (the "Fund") seeks to provide an attractive total return with potential for dividend growth and capital appreciation over the long term by investing primarily in equity REITs. In addition to current income and capital appreciation, the Fund may provide diversification for an investors' overall portfolio of stocks and fixed income instruments. For the six-month period ended November 30, 2006, the Fund advanced 25.19%. This compares with an increase of 27.83% for the NAREIT Equity Index (the "Index") and the S&P 500's 11.33% rise.

Real estate returns over the trailing six months have been uniformly positive, driven almost entirely by take-out speculation. In fact, over 40% of the office sector as measured by market value at the beginning of the period has either already gone private or announced intentions to do so, including EQUITY OFFICE PROPERTIES (EOP), the largest office REIT and, until recently surpassed in size by SIMON PROPERTY GROUP, INC. (SPG), the largest REIT overall. The ripple effects have been many. First, most investors and analysts have used each new data point in valuation models to justify steadily increasing earnings multiples, arguing that there exists a dislocation between the pricing of public and private real estate. While this may be the case, it seems likely that the gap has at least narrowed with each transaction. Second, some have argued that the appropriate earnings multiple should now be considerably higher than what has historically been the case. There is good reason for this view - over the last several years, the quality of REIT management teams in general has improved. More recently, those companies whose management teams were not "making the grade" have made up the lion's share of take-out targets. In addition, most companies have been taking advantage of the current pricing environment to prune "non-core" assets and reinvest the proceeds into properties with more attractive long-term growth potential. Third, with respect to the EOP announcement, the notion that a particular REIT is too large to be a takeout candidate has been dismissed. As a result of all of these factors, we are left with companies with better-positioned portfolios run by higher-quality management teams, and returns have been much better than anticipated at the beginning of the year.

Because most of the takeover activity has involved companies that have been "serial underperformers" - whether due to underperforming management teams, exposure to low-growth markets, or some combination of the two - we have not owned the majority of the targets. Our performance, while attractive on an absolute basis, has lagged the Index as a result. While it is tempting to identify a handful of companies that appear ripe for takeover, we have resisted the urge to do so. In the absence of a strategic event, one is left with, in general, an underperforming company and a poor long-term investment.

From a sector perspective, it was surprising that the office sector, despite the abundance of takeover activity, was not the best performing group over the last six months. Office REITs have returned 33.1% on average, as measured by the office names in the Index, while the self storage sector has returned 34.9% and the healthcare sector has returned 34.0%. Returns in the storage sector were dominated by PUBLIC STORAGE (PSA), which accounts for 85% of public storage company market capitalization. Shares of PSA were up 35.1% over the last six months, as it appears the integration of SHURGARD STORAGE has been relatively smooth. Lagging sectors include hotel owners, up 14.4% on average, as fears that consumer-driven demand has slowed modestly. In addition, it appears that new supply may begin to become more of an issue in 2008 and 2009. Apartments have lagged the Index as well, returning 24.9% on average, as it appears that the pace of internally generated earnings growth, while still healthy in the 5% to 6% range, may have begun to slow. In addition, many apartment operators had burgeoning condo conversion businesses, which have slowed considerably as the housing market cools.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006


Companies that helped the Fund's performance over the period include BOSTON PROPERTIES, INC. (BXP), SIMON PROPERTY GROUP, INC. (SPG), and PROLOGIS (PLD). A recurring theme with all three companies is that they are commonly recognized as possessing the best management teams in their respective sectors. Boston Properties, with the exit of EOP from the public arena, becomes the largest office REIT and is widely heralded for its management team's capital allocation skills. Simon Properties vastly outperformed its mall-operator peers in the period, returning just under 28% compared to the group average of 24.6%. Simon management is able to leverage its superior portfolio demographics into better leasing dynamics, which in turn has driven sector-leading leasing spreads and earnings growth. ProLogis, one of the first domestic REITs to recognize and capitalize on opportunities in markets like China, Japan, and Eastern Europe, has become the model for successfully structuring and integrating joint venture relationships. The company's shares were up over 33% in the last six months.

Conversely, two companies that detracted from performance were SUNSTONE HOTELS INVESTORS, INC. (SHO) and POST PROPERTIES, INC. (PPS). Sunstone, whose shares were flat over the period, was impacted by perceived weakness in the upscale hotel segment, particularly in Washington, D.C., as the 2006 congressional calendar and related convention activity slowed compared to 2005. The pace of revenue growth, as a result, has declined in this particular market, impacting earnings at Sunstone. In addition, renovation timelines at some of the company's more significant properties have been extended, further impacting growth in '06. We do not expect these to be long-term concerns, though, and believe the market has overreacted to short-term issues. Post Properties, up roughly 13% over the last six months, has been impacted by the weakness in the housing market, as their condominium division's profits have slowed. This, coupled with concerns that apartment revenue growth in some of Post's key markets - notably, Atlanta, where Post generates 30% of earnings - caused us to take profits ahead of the company's third quarter earnings release.

Over the long-term, we believe that REITs should play an important part in a diversified portfolio for reasons that we have stated in the past: 1) their relative appeal as yield investments; 2) their portfolio diversification benefits; and 3) their long-term attractiveness in light of projected growth in the retired sector of the population and its need for current yield. In an environment in which current yield will be an important objective to an aging, retiring population, REITs may offer attractive current yields with the potential for substantial dividend growth over the long run.

Sincerely,
Darryl R. Oliver, CFA
Portfolio Manager

INVESTING IN REITS SUBJECTS THE FUND TO REAL ESTATE MARKET RISKS, SMALLER COMPANY RISK, INTEREST RATE RISK, AND CREDIT RISK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND ALSO BEARS ITS PROPORTIONATE SHARE OF EACH REIT'S EXPENSES IN ADDITION TO ITS OWN OPERATING COSTS. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INTEREST RISKS, PLEASE REFER TO THE PROSPECTUS.

THE NAREIT EQUITY INDEX IS A COMMONLY USED INDEX MEASURING THE PERFORMANCE OF ALL PUBLICLY-TRADED REAL ESTATE INVESTMENT TRUSTS THAT ARE EQUITY REITS AS DETERMINED AND COMPILED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the "Fund"). For the six-month period ended November 30, 2006, the Fund returned 2.86% versus 3.40% for its designated benchmark, the Lehman Brothers 1-10 Year Blended Municipal Bond Index.

The returns produced by the Fund are indicative of the continued defensive duration position we have maintained during the 23-month period of rising interest rates. The high quality bias of a single-state fund like the Fund contributed to returns that were less than the stated benchmark. As a high quality state, Maryland has under-performed the general market (as measured by the Lehman Brothers 7-Year Municipal Bond Index) by 33 basis points (0.33%) during the six-month period ended November 30, 2006.

Although unresolved geopolitical issues in the Middle East, building inflationary pressures, and a steep downturn in the housing markets have weighed heavily on investor sentiment, the favorable combination of an easing in energy prices, a shift-to-neutral monetary policy, and modest job growth convinced many investors that a full-blown recession was not in the cards and more exposure to both stocks and bonds was defensible.

In retrospect, it was a near-perfect environment for the bond market. Responding to the notion that a slowing economy would foster a more accommodative monetary policy and a decline from current rate levels, bonds, across longer-dated maturities, uniformly earned competitive returns as the yield curve inversion became exaggerated and mid- and longer-term rates declined.

We are pleased with the bond markets' more optimistic bias - and the results they have generated in the last six months. We do not, however, share the view of some pessimists that the slowing pace of U.S. economic growth portends an imminent recession, which would force a reversal in monetary policy and push rates downward again. Housing is clearly in a steep downturn and there are building pressures on the consumer to retrench. However, the telling imbalances that traditionally presage a hard landing are nowhere on the horizon. These often include punitive interest rates, restrained liquidity in the financial system, excessive expansion of industrial capacity, serious deterioration in corporate balance sheets, and rampant growth in employment that sparks a wage spiral. We detect none of these signs in the current environment.

With the strong third quarter rally experienced by the bond market, we have turned more cautious. We are maintaining the Fund's duration at a defensive level that is reflective of our current economic assessment. Currently the Fund's duration stands at 3.6 years versus 4.1 years for the benchmark.

Sincerely,

Monica M. Hausner
Portfolio Manager

THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES.

THE LEHMAN BROTHERS 1-10 YEAR BLENDED MUNICIPAL BOND INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN 10 YEARS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A MARKET INDEX OF INVESTMENT GRADE MUNICIPAL FIXED-RATE DEBT SECURITIES WITH AN AVERAGE MATURITY OF SEVEN YEARS. ONE CANNOT DIRECTLY INVEST IN AN INDEX.

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Intermediate Income Fund (the "Fund"). For the six-month period ended November 30, 2006, the total return of the Fund's Institutional shares was 4.62%, lagging the return of 4.85% for the Lehman Brothers Intermediate Government/Credit Index and the 5.28% return of the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Index.

Although unresolved geopolitical issues in the Middle East, building inflationary pressures, and a steep downturn in the housing markets have weighed heavily on investor sentiment, the favorable combination of an easing in energy prices, a shift-to-neutral monetary policy, and modest job growth convinced many investors that a full-blown recession was not in the cards and more exposure to both stocks and bonds was defensible.

In retrospect, it was a near-perfect environment for the bond market. Responding to the notion that a slowing economy would foster a more accommodative monetary policy and a decline from current rate levels, bonds, across longer-dated maturities, uniformly earned competitive returns as the yield curve inversion became exaggerated and mid- and longer-term rates declined. As it became more evident in late June that the Federal Reserve was going to pause in its seemingly relentless march toward higher interest rates, we moved the portfolio longer with the purchase of Treasury notes. This helped the Fund keep pace with the price appreciation of the longer markets in the subsequent months.

We are pleased with the bond markets' more optimistic bias - and the results they have generated in the last six months. We do not, however, share the view of some pessimists that the slowing pace of U.S. economic growth portends an imminent recession, which would force a reversal in monetary policy and push interest rates downward again. Housing is clearly in a steep downturn and there are building pressures on the consumer to retrench. However, the telling imbalances that traditionally presage a hard landing are nowhere on the horizon. These often include punitive interest rates, restrained liquidity in the financial system, excessive expansion of industrial capacity, serious deterioration in corporate balance sheets, and rampant growth in employment that sparks a wage spiral. We detect none of these signs in the current environment.

With the strong third quarter rally experienced by the bond market, we have turned more cautious. We are reducing or limiting the Fund's duration in anticipation of a bond market more reflective of our current economic assessment.

THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. THE FUND IS ALSO SUBJECT TO CREDIT RISK WHICH MEANS THAT THE VALUE OF YOUR INVESTMENT IN THE FUND MAY CHANGE IN RESPONSE TO CHANGES IN THE CREDIT RATINGS OF THE FUND'S PORTFOLIO SECURITIES. GENERALLY, INVESTMENT RISK AND PRICE VOLATILITY INCREASE AS A SECURITY'S CREDIT RATING DECLINES.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS. THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX IS AN UNMANAGED INDEX REPRESENTING DOMESTIC TAXABLE INVESTMENT GRADE BONDS, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES WITH AVERAGE MATURITIES AND DURATIONS IN THE INTERMEDIATE RANGE. ONE CANNOT INVEST DIRECTLY IN AN INDEX. PERFORMANCE SHOWN IS FOR THE FUND'S INSTITUTIONAL SHARES; RETURNS FOR OTHER SHARE CLASSES WILL VARY.

Sincerely,
Paul D. Corbin
Portfolio Manager

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

           Shares  Security Description                       Value
           ------  --------------------                       -----
          COMMON STOCK - 95.7%
          CONSUMER DISCRETIONARY - 16.4%
            28,000 Best Buy Co., Inc.                      $ 1,539,160
            42,000 Comcast Corp., Class A(a)                 1,691,760
            18,750 Kohl's Corp.(a)                           1,305,000
            28,000 Laureate Education, Inc.(a)               1,455,160
            35,000 Lowe's Cos., Inc.                         1,055,600
            29,000 Marriott International, Inc., Class A     1,309,350
            26,500 PetSmart, Inc.                              783,870
            23,000 Target Corp.                              1,336,070
                                                           -----------
                                                            10,475,970
                                                           -----------
          CONSUMER STAPLES - 8.8%
            26,000 PepsiCo, Inc.                             1,611,220
            52,500 Sysco Corp.                               1,882,125
            53,000 Walgreen Co.                              2,145,970
                                                           -----------
                                                             5,639,315
                                                           -----------
          ENERGY - 6.4%
            18,000 FMC Technologies, Inc.(a)                 1,080,180
            13,500 Hydril(a)                                 1,021,410
            29,000 Schlumberger, Ltd.                        1,985,920
                                                           -----------
                                                             4,087,510
                                                           -----------
          FINANCIALS - 10.3%
            31,000 American Express Co.                      1,820,320
            27,000 American International Group, Inc.        1,898,640
             6,000 Legg Mason, Inc.                            572,160
            19,000 Mellon Financial Corp.                      764,370
            20,000 Morgan Stanley                            1,523,200
                                                           -----------
                                                             6,578,690
                                                           -----------
          HEALTH CARE - 17.0%
             7,700 Allergan, Inc.                              897,666
            33,500 Amgen, Inc.(a)                            2,378,500
            17,000 Eli Lilly & Co.                             911,030
            23,000 Laboratory Corp. of America Holdings(a)   1,628,400
            32,500 Medtronic, Inc.                           1,694,224
             9,000 Millipore Corp.(a)                          615,690
            24,500 Pharmaceutical Product Development,
                   Inc.                                        773,955
            37,500 Stryker Corp.                             1,944,750
                                                           -----------
                                                            10,844,215
                                                           -----------
          INDUSTRIALS - 7.6%
            22,500 Amphenol Corp., Class A                   1,532,925
            34,000 General Electric Co.                      1,199,520
            16,000 Jacobs Engineering Group, Inc.(a)         1,341,920
            26,000 UTi Worldwide, Inc.                         774,800
                                                           -----------
                                                             4,849,165
                                                           -----------

           Shares   Security Description                      Value
           ------   --------------------                      -----
          SOFTWARE & SERVICES - 19.5%
             61,000 Accenture, Ltd., Class A               $ 2,055,700
             16,500 CDW Corp.                                1,163,250
             96,000 Cisco Systems, Inc.(a)                   2,580,480
             20,000 Electronic Arts, Inc.(a)                 1,117,000
             82,000 Microsoft Corp.                          2,405,060
             22,000 NAVTEQ Corp.(a)                            786,940
             56,000 Parametric Technology Corp.(a)           1,084,160
             45,000 Yahoo!, Inc.(a)                          1,214,550
                                                           -----------
                                                            12,407,140
                                                           -----------
          TECHNOLOGY HARDWARE & EQUIPMENT - 9.7%
             47,000 Analog Devices, Inc.                     1,528,440
             92,000 Dell, Inc.(a)                            2,506,080
             87,000 EMC Corp.(a)                             1,140,570
             33,000 Texas Instruments, Inc.                    975,150
                                                           -----------
                                                             6,150,240
                                                           -----------
          Total Common Stock (Cost $47,719,941)             61,032,245
                                                           -----------
          SHORT-TERM INVESTMENT - 4.3%
          MONEY MARKET FUND - 4.3%
          2,758,507 Cash Reserve Fund, Inc., Institutional
                    Series, 4.74% (Cost $2,758,507)          2,758,507
                                                           -----------
          Total Investments - 100.0% (Cost $50,478,448)*   $63,790,752
          Other Assets & Liabilities, Net - 0.0%                14,343
                                                           -----------
          NET ASSETS - 100.0%                              $63,805,095
                                                           ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $13,821,302
            Gross Unrealized Depreciation                 (508,998)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $13,312,304
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Consumer Discretionary           16.4%
                     Consumer Staples                  8.8%
                     Energy                            6.4%
                     Financials                       10.3%
                     Health Care                      17.0%
                     Industrials                       7.6%
                     Software & Services              19.5%
                     Technology Hardware & Equipment   9.7%
                     Money Market Fund                 4.3%
                                                     -----
                                                     100.0%
                                                     =====

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

            Shares   Security Description                  Value
            ------   --------------------                  -----
           COMMON STOCK - 96.2%
           BANKS - 7.7%
             147,130 Bank of America Corp.              $  7,922,951
              39,610 BB&T Corp.                            1,703,626
              23,345 City National Corp.                   1,583,258
             107,885 North Fork Bancorporation, Inc.       3,028,332
                                                        ------------
                                                          14,238,167
                                                        ------------
           BASIC MATERIALS - 6.1%
             138,640 El Du Pont de Nemours & Co.           6,506,375
             233,885 RPM International, Inc.               4,717,460
                                                        ------------
                                                          11,223,835
                                                        ------------
           CONSUMER DISCRETIONARY - 7.0%
             140,903 The Gap, Inc.                         2,637,704
             156,765 Home Depot, Inc.                      5,952,367
             214,465 Time Warner, Inc.                     4,319,325
                                                        ------------
                                                          12,909,396
                                                        ------------
           CONSUMER STAPLES - 9.0%
              70,825 Avon Products, Inc.                   2,311,728
             115,435 CVS Corp.                             3,321,065
              53,760 Fortune Brands, Inc.                  4,349,184
             249,550 Unilever NV                           6,610,580
                                                        ------------
                                                          16,592,557
                                                        ------------
           DIVERSIFIED FINANCIALS - 4.0%
             149,955 Citigroup, Inc.                       7,436,268
                                                        ------------
           ENERGY - 7.8%
              89,975 Chevron Corp.                         6,506,992
              50,930 ConocoPhillips                        3,427,589
              90,540 Nabors Industries, Ltd.(a)            3,056,630
              33,275 Weatherford International, Ltd.(a)    1,494,380
                                                        ------------
                                                          14,485,591
                                                        ------------
           HEALTH CARE - 14.1%
             110,345 Abbott Laboratories                   5,148,699
              41,915 DaVita, Inc.(a)                       2,230,297
             130,150 Johnson & Johnson                     8,578,187
             143,095 Merck & Co., Inc.                     6,369,158
             135,330 Pfizer, Inc.                          3,720,222
                                                        ------------
                                                          26,046,563
                                                        ------------
           INDUSTRIALS - 12.1%
             149,565 Dover Corp.                           7,523,120
             215,035 General Electric Co.                  7,586,435
             237,670 Tyco International, Ltd.              7,199,024
                                                        ------------
                                                          22,308,579
                                                        ------------
           INFORMATION TECHNOLOGY - 14.5%
             217,863 Intel Corp.                           4,651,375
             200,885 Microsoft Corp.                       5,891,957

          Shares   Security Description                      Value
          ------   --------------------                      -----
         INFORMATION TECHNOLOGY (CONTINUED)
           218,535 Nokia Corp. ADR                        $  4,418,778
           230,311 Parametric Technology Corp.(a)            4,458,821
           121,663 Seagate Technology                        3,134,039
           195,225 Symantec Corp.(a)                         4,138,770
                                                          ------------
                                                            26,693,740
                                                          ------------
         INSURANCE - 12.2%
           114,875 American International Group, Inc.        8,078,010
            52,625 Chubb Corp.                               2,723,870
            33,930 Lincoln National Corp.                    2,157,609
            69,056 Marsh & McLennan Cos., Inc.               2,169,740
            44,140 PartnerRe, Ltd.                           3,077,441
            32,915 Prudential Financial, Inc.                2,681,914
            22,635 XL Capital, Ltd., Class A                 1,609,801
                                                          ------------
                                                            22,498,385
                                                          ------------
         TELECOMMUNICATIONS - 1.7%
             4,369 Idearc, Inc.(a)                             120,308
            87,370 Verizon Communications, Inc.              3,052,708
                                                          ------------
                                                             3,173,016
                                                          ------------
         Total Common Stock (Cost $150,192,783)            177,606,097
                                                          ------------
         SHORT-TERM INVESTMENT - 3.4%
         MONEY MARKET FUND - 3.4%
         6,190,510 Cash Reserve Fund, Inc., Institutional
                   Shares, 4.74% (Cost $6,190,510)           6,190,510
                                                          ------------
         Total Investments - 99.6% (Cost $156,383,293)*   $183,796,607
         Other Assets and Liabilities, Net - 0.4%              776,852
                                                          ------------
         NET ASSETS - 100.0%                              $184,573,459
                                                          ============

---------------------
(a)Non-income producing security.
ADRAmerican Depositary Receipt
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $27,581,061
            Gross Unrealized Depreciation                 (167,747)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $27,413,314
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006


PORTFOLIO HOLDINGS
% of Total Investments

                         Banks                    7.8%
                         Basic Materials          6.1%
                         Consumer Discretionary   7.0%
                         Consumer Staples         9.0%
                         Diversified Financials   4.1%
                         Energy                   7.9%
                         Health Care             14.2%
                         Industrials             12.1%
                         Information Technology  14.5%
                         Insurance               12.2%
                         Telecommunications       1.7%
                         Money Market Fund        3.4%
                                                -----
                                                100.0%
                                                =====


See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

         Shares  Security Description                         Value
         ------  --------------------                         -----
         COMMON STOCK - 97.8%
         AUTOS & TRANSPORTATION - 1.2%
          58,000 UTi Worldwide, Inc.                       $ 1,728,400
                                                           -----------
         CONSUMER DISCRETIONARY - 13.0%
          23,500 Bright Horizons Family Solutions, Inc.(a)     863,860
          19,000 Corporate Executive Board Co.               1,797,780
          27,500 CoStar Group, Inc.(a)                       1,356,025
          84,000 Laureate Education, Inc.(a)                 4,365,480
          80,000 PetSmart, Inc.                              2,366,400
          36,000 PF Chang's China Bistro, Inc.(a)            1,299,600
         138,000 Regal Entertainment Group, Class A          2,871,780
          93,000 Take-Two Interactive Software, Inc.(a)      1,614,480
          33,000 THQ, Inc.(a)                                1,074,150
          61,500 Urban Outfitters, Inc.(a)                   1,370,220
                                                           -----------
                                                            18,979,775
                                                           -----------
         FINANCIAL SERVICES - 4.2%
          65,000 Factset Research Systems, Inc.              3,437,200
         119,000 Jack Henry & Associates, Inc.               2,603,720
                                                           -----------
                                                             6,040,920
                                                           -----------
         HEALTH CARE - 28.7%
         197,173 Align Technology, Inc.(a)                   2,588,882
          57,000 ArthroCare Corp.(a)                         2,375,190
         347,000 Eclipsys Corp.(a)                           7,345,990
         348,000 Emageon, Inc. (a)                           5,574,960
          76,003 Gen-Probe, Inc.(a)                          3,704,386
          35,500 Illumina, Inc. (a)                          1,367,815
          43,500 Intuitive Surgical, Inc.(a)                 4,420,470
         101,500 LifeCell Corp.(a)                           2,213,715
          89,900 Martek Biosciences Corp.(a)                 2,202,550
          50,000 Resmed, Inc. (a)                            2,500,000
          67,000 Sangamo Biosciences, Inc.(a)                  529,970
         106,000 SonoSite, Inc.(a)                           3,386,700
          69,500 Sunrise Senior Living, Inc.(a)              2,217,050
          24,000 Vital Images, Inc.(a)                         774,480
          40,000 Zymogenetics, Inc.(a)                         628,400
                                                           -----------
                                                            41,830,558
                                                           -----------
         MATERIALS & PROCESSING - 3.3%
         103,000 Senomyx, Inc.(a)                            1,386,380
         159,000 Symyx Technologies, Inc.(a)                 3,475,740
                                                           -----------
                                                             4,862,120
                                                           -----------
         OTHER ENERGY - 9.9%
          37,000 Core Laboratories NV (a)                    3,273,020
          70,000 Hornbeck Offshore Services, Inc.(a)         2,641,800
         301,684 Input/Output, Inc.(a)                       3,273,272
          70,000 NATCO Group, Inc.(a)                        2,412,900

          Shares   Security Description                       Value
          ------   --------------------                      -----
         OTHER ENERGY (CONTINUED)
            64,000 Oceaneering International, Inc.(a)     $  2,791,040
                                                          ------------
                                                            14,392,032
                                                          ------------
         PRODUCER DURABLES - 6.8%
           193,828 3D Systems Corp.(a)                       2,785,308
            28,500 Argon ST, Inc.(a)                           646,095
            48,180 Color Kinetics, Inc.(a)                     949,628
            63,000 ESCO Technologies, Inc.(a)                2,790,900
            85,000 Flir Systems, Inc.(a)                     2,737,850
                                                          ------------
                                                             9,909,781
                                                          ------------
         TECHNOLOGY - 27.5%
            78,000 Akamai Technologies, Inc.(a)              3,811,860
           120,500 ATMI, Inc.(a)                             3,917,455
            27,500 Avid Technology, Inc.(a)                  1,071,950
            64,000 Concur Technologies, Inc.(a)                981,760
            47,000 FEI Co.(a)                                1,142,570
           172,500 Integrated Device Technology, Inc.(a)     2,846,250
           202,000 NAVTEQ Corp.(a)                           7,225,540
           208,500 Power Integrations, Inc.(a)               5,808,810
            97,500 Silicon Laboratories, Inc.(a)             3,141,450
           130,500 SiRF Technology Holdings, Inc.(a)         3,988,080
            68,371 Synchronoss Technologies, Inc.(a)         1,022,830
            63,000 Volterra Semiconductor Corp.(a)           1,067,850
           328,000 WebSideStory, Inc. (a)                    3,876,960
                                                          ------------
                                                            39,903,365
                                                          ------------
         TELECOMMUNICATIONS - 3.2%
           296,000 Cogent Communications Group, Inc.(a)      4,691,600
                                                          ------------
         Total Common Stock (Cost $112,729,585)            142,338,551
                                                          ------------
         SHORT-TERM INVESTMENT - 2.2%
         MONEY MARKET FUND - 2.2%
         3,244,117 Cash Reserve Fund, Inc., Institutional
                   Series, 4.74% (Cost $ 3,244,117)          3,244,117
                                                          ------------
         Total Investments - 100.0% (Cost $115,973,702)*  $145,582,668
         Other Assets and Liabilities, Net - 0.0%               (9,924)
                                                          ------------
         NET ASSETS - 100.0%                              $145,572,744
                                                          ============

---------------------
(a)Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $33,790,086
            Gross Unrealized Depreciation               (4,181,120)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $29,608,966
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006


PORTFOLIO HOLDINGS
% of Total Investments

                          Autos & Transportation  1.2%
                          Consumer Discretionary 13.0%
                          Financial Services      4.2%
                          Health Care            28.7%
                          Materials & Processing  3.3%
                          Other Energy            9.9%
                          Producer Durables       6.8%
                          Technology             27.5%
                          Telecommunications      3.2%
                          Money Market Fund       2.2%
                                                 ----
                                                  100%
                                                 ====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

           Shares   Security Description                    Value
           ------   --------------------                    -----
          COMMON STOCK - 95.5%
          BASIC MATERIALS - 4.7%
            122,505 Aceto Corp.                          $  1,041,293
             83,400 Compass Minerals International, Inc.    2,760,540
             85,600 HB Fuller Co.                           2,231,592
                                                         ------------
                                                            6,033,425
                                                         ------------
          CAPITAL GOODS - 4.7%
            169,800 EDO Corp.                               3,723,714
             85,200 Kaman Corp.                             1,969,824
             22,455 Velcro Industries NV                      315,718
                                                         ------------
                                                            6,009,256
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 15.6%
            100,800 Adesa, Inc.                             2,663,136
             30,100 Banta Corp.                             1,090,222
            264,400 BearingPoint, Inc.(a)                   2,215,672
            283,614 CBIZ, Inc.(a)                           1,985,298
             43,700 Chemed Corp.                            1,635,254
             90,200 Convergys Corp.(a)                      2,175,624
             86,700 Electro Rent Corp.(a)                   1,304,835
             96,700 Global Cash Access Holdings, Inc.(a)    1,550,101
             77,800 Providence Service Corp.(a)             2,078,038
             78,200 Silgan Holdings, Inc.                   3,373,548
                                                         ------------
                                                           20,071,728
                                                         ------------
          CONSUMER STAPLES - 1.8%
            201,463 Del Monte Foods Co.                     2,274,517
                                                         ------------
          ENERGY - 4.8%
             81,200 Comstock Resources, Inc.(a)             2,478,224
             37,600 FMC Technologies, Inc.(a)               2,256,376
             19,800 Penn Virginia Corp.                     1,492,722
                                                         ------------
                                                            6,227,322
                                                         ------------
          FINANCIALS - 17.5%
             22,400 Affiliated Managers Group, Inc.(a)      2,287,264
            220,400 Crescent Real Estate Equities Co.       4,734,192
              4,000 First City Liquidating Trust Loans
                    Assets Corp.(a)(b)                          2,800
            113,200 Hilb Rogal & Hobbs Co.                  4,709,120
             55,300 Hub International, Ltd.                 1,687,203
            111,500 Interactive Data Corp.(a)               2,606,870
             98,200 Jackson Hewitt Tax Service, Inc.        3,552,876
            113,300 Nelnet, Inc., Class A(a)                2,991,120
                                                         ------------
                                                           22,571,445
                                                         ------------
          HEALTH CARE - 2.9%
             69,600 Syneron Medical, Ltd.(a)                1,614,024
             43,700 West Pharmaceutical Services, Inc.      2,145,670
                                                         ------------
                                                            3,759,694
                                                         ------------

          Shares   Security Description                      Value
          ------   --------------------                      -----
         HOTEL, RESTAURANTS & LEISURE - 6.3%
           190,800 AFC Enterprises, Inc.(a)               $  3,262,680
           127,400 Speedway Motorsports, Inc.                4,828,460
                                                          ------------
                                                             8,091,140
                                                          ------------
         HOUSEHOLD DURABLES - 0.6%
             1,230 NVR, Inc.(a)                                731,850
                                                          ------------
         INFORMATION TECHNOLOGY - 13.1%
            24,314 Acxiom Corp.                                605,905
            24,900 Fair Isaac Corp.                          1,036,338
           293,900 infoUSA, Inc.                             3,567,946
            75,800 Mantech International Corp.(a)            2,750,024
           141,100 Progress Software Corp.(a)                3,825,221
           152,799 VeriFone Holdings, Inc.(a)                5,158,494
                                                          ------------
                                                            16,943,928
                                                          ------------
         MEDIA - 9.3%
            63,500 Check Point Software Technologies,
                   Ltd.(a)                                   1,454,150
           226,200 MDC Partners, Inc., Class A(a)            1,606,020
            45,300 RH Donnelley Corp.                        2,808,600
           389,900 Sun-Times Media Group, Inc.               1,898,813
            35,800 Valuevision Media, Inc., Class A(a)         473,276
           103,900 WebEx Communications, Inc.(a)             3,730,010
                                                          ------------
                                                            11,970,869
                                                          ------------
         RETAILING - 10.4%
            43,600 Barnes & Noble, Inc.                      1,744,872
           100,400 Cash America International, Inc.          4,436,676
           129,600 Handleman Co.                             1,022,544
            24,800 Payless Shoesource, Inc.(a)                 773,512
            55,150 Stage Stores, Inc.                        1,822,156
           175,200 Triarc Cos., Inc., Class A                3,605,616
                                                          ------------
                                                            13,405,376
                                                          ------------
         TELECOMMUNICATIONS - 0.1%
             4,000 Loral Space & Communications,
                   Inc.(a)                                     122,920
                                                          ------------
         TRANSPORTATION - 3.7%
           160,700 Pacer International, Inc.                 4,812,965
                                                          ------------
         Total Common Stock (Cost $103,941,754)            123,026,435
                                                          ------------
         SHORT-TERM INVESTMENT - 4.5%
         MONEY MARKET FUND - 4.5%
         5,779,915 Cash Reserve Fund, Inc., Institutional
                   Series 4.74% (Cost $5,779,915)            5,779,915
                                                          ------------
         Total Investments - 100.0% (Cost $109,721,669)*  $128,806,350
         Other Assets and Liabilities, Net - 0.0%                1,051
                                                          ------------
         NET ASSETS - 100.0%                              $128,807,401
                                                          ============

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006


(a)Non-income producing security.
(b)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $2,800 or less than 1% of Net Assets.

                                                           Acquisition
                                  Acquisition  Acquisition  Value Per
                 Security            Date         Cost        Unit
                 --------        ------------- ----------- -----------
          First City Liquidating
           Trust Loans Assets
           Corp.                 March 4, 2003   $8,050      $2.0125

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $24,564,822
            Gross Unrealized Depreciation               (5,480,141)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $19,084,681
                                                       ===========

PORTFOLIO HOLDINGS
% Total Investments

                     Basic Materials                  4.7%
                     Capital Goods                    4.7%
                     Commercial Services & Supplies  15.6%
                     Consumer Staples                 1.8%
                     Energy                           4.8%
                     Financials                      17.5%
                     Health Care                      2.9%
                     Hotel, Restaurants & Leisure     6.3%
                     Household Durables               0.6%
                     Information Technology          13.1%
                     Media                            9.3%
                     Retailing                       10.4%
                     Telecommunications               0.1%
                     Transportation                   3.7%
                     Money Market Fund                4.5%
                                                    -----
                                                    100.0%
                                                    =====


See Notes to Financial Statements.

BROWN ADVISORY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

              Shares         Security Description          Value
              ------         --------------------          -----
             COMMON STOCK - 93.8%
             CONSUMER DISCRETIONARY - 13.6%
                19,700 Laureate Education, Inc.(a)       $1,023,809
                21,400 PetSmart, Inc.                       633,012
                13,000 PF Chang's China Bistro, Inc.(a)     469,300
                20,000 Regal Entertainment Group            416,200
                                                         ----------
                                                          2,542,321
                                                         ----------
             CONSUMER STAPLES - 3.0%
                15,700 Sysco Corp.                          562,845
                                                         ----------
             ENERGY - 9.3%
                 4,713 Core Laboratories NV(a)              416,912
                48,657 Input/Output, Inc.(a)                527,928
                23,000 NATCO Group, Inc.(a)                 792,810
                                                         ----------
                                                          1,737,650
                                                         ----------
             HEALTHCARE - 19.8%
                 7,500 Amgen, Inc.(a)                       532,500
                16,076 DaVita, Inc.(a)                      855,404
                 9,500 Eclipsys Corp.(a)                    201,115
                39,500 Emageon, Inc.(a)                     632,790
                 6,200 Illumina, Inc.(a)                    238,886
                15,000 Lifecell Corp.(a)                    327,150
                10,500 Medtronic, Inc.                      547,365
                 5,500 Millipor Corp.(a)                    376,255
                                                         ----------
                                                          3,711,465
                                                         ----------
             INDUSTRIAL - 10.1%
                 5,900 Amphenol Corp., Class A              401,967
                20,200 Dover Corp.                        1,016,060
                16,000 UTI Worldwide, Inc.                  476,800
                                                         ----------
                                                          1,894,827
                                                         ----------
             INFORMATION TECHNOLOGY - 32.8%
                 8,000 Avid Technology, Inc.(a)             311,840
                25,300 Dell, Inc.(a)                        689,172
                 9,800 Electronic Arts, Inc.(a)             547,330
                24,848 Flir Systems, Inc.(a)                800,354
                31,800 NAVTEQ Corp.(a)                    1,137,486
                40,000 Parametric Technology Corp.(a)       774,400
                23,700 Power Integrations, Inc.(a)          660,282
                18,580 Synchronoss Technologies, Inc.(a)    277,957
                10,500 Volterra Semiconductor Corp.(a)      177,975
                63,700 WebSideStory, Inc.(a)                752,934
                                                         ----------
                                                          6,129,730
                                                         ----------

           Shares            Security Description             Value
           ------            --------------------             -----
          MATERIALS - 5.2%
             30,500 Senomyx, Inc.(a)                       $   410,530
             26,000 Symyx Technologies(a)                      568,360
                                                           -----------
                                                               978,890
                                                           -----------
          Total Common Stock (Cost $15,765,832)             17,557,728
                                                           -----------
          SHORT-TERM INVESTMENT - 6.0%
          MONEY MARKET FUND - 6.0%
          1,123,730 Cash Reserve Fund, Inc., Institutional
                    Series, 4.74% (Cost $1,123,730)          1,123,730
                                                           -----------
          Total Investments - 99.8% (Cost $16,889,562)*    $18,681,458
          Other Assets and Liabilities, Net - 0.2%              32,303
                                                           -----------
          NET ASSETS - 100.0%                              $18,713,761
                                                           ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,426,906
             Gross Unrealized Depreciation                (635,010)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,791,896
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                         Consumer Discretionary  13.6%
                         Consumer Staples         3.0%
                         Energy                   9.3%
                         Healthcare              19.9%
                         Industrial              10.2%
                         Information Technology  32.8%
                         Materials                5.2%
                         Money Market Fund        6.0%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

             Shares   Security Description                 Value
             ------   --------------------                 -----
            COMMON STOCK - 93.5%
            AUSTRALIA - 2.8%
              188,000 Lend Lease Corp., Ltd.            $  2,595,456
              468,000 Telstra Corp., Ltd.                  1,391,890
              343,980 Telstra Corp., Ltd. - Installment
                      Receipts(a)                            634,990
              153,938 Woodside Petroleum, Ltd.             4,561,306
                                                        ------------
                                                           9,183,642
                                                        ------------
            CANADA - 2.6%
               45,000 Suncor Energy, Inc.                  3,545,478
              290,000 Talisman Energy, Inc.                4,866,760
                                                        ------------
                                                           8,412,238
                                                        ------------
            DENMARK - 1.5%
              200,000 H. Lundbeck A/S                      5,081,012
                                                        ------------
            FINLAND - 1.5%
              237,000 Nokia OYJ(b)                         4,768,567
                                                        ------------
            FRANCE - 11.1%
               45,000 BNP Paribas                          4,848,997
              184,000 France Telecom SA                    4,777,005
               31,000 L'Oreal SA                           3,124,843
               30,000 LVMH Moet Hennessy Louis Vuitton
                      SA(b)                                3,111,464
               54,000 Sanofi-Aventis                       4,742,301
               29,715 SEB SA(b)                            4,211,544
               74,000 Societe Television Francaise 1       2,738,671
               96,200 Total SA                             6,823,644
               50,400 Valeo SA                             2,013,463
                                                        ------------
                                                          36,391,932
                                                        ------------
            GERMANY - 2.4%
               29,000 Allianz SE(a)                        5,650,573
               39,524 Bayerische Motoren Werke AG          2,177,367
                                                        ------------
                                                           7,827,940
                                                        ------------
            GREECE - 1.6%
              169,200 Hellenic Technodomiki Tev SA         1,846,756
              144,300 Public Power Corp.                   3,566,644
                                                        ------------
                                                           5,413,400
                                                        ------------
            HONG KONG - 5.5%
              575,000 China Mobile, Ltd.                   4,834,355
              500,000 CLP Holdings, Ltd.                   3,319,964
            4,450,000 CNOOC, Ltd.                          3,924,435
            1,300,000 Hong Kong & China Gas Co., Ltd.      2,874,516
              320,000 Hutchison Whampoa, Ltd.              3,007,186
                                                        ------------
                                                          17,960,456
                                                        ------------
            INDIA - 0.4%
              251,000 Mahanagar Telephone Nigam ADR        1,488,430
                                                        ------------

           Shares   Security Description                    Value
           ------   --------------------                    -----
          IRELAND - 3.4%
            193,000 Allied Irish Banks plc               $  5,343,003
            154,000 CRH plc                                 5,793,231
                                                         ------------
                                                           11,136,234
                                                         ------------
          JAPAN - 28.5%
             47,000 Advantest Corp.                         2,460,542
             76,000 Astellas Pharma, Inc.                   3,322,189
             63,750 Canon, Inc.                             3,370,481
             92,000 Daikin Industries, Ltd.                 2,932,746
             46,000 Daito Trust Construction Co., Ltd.      2,380,372
             70,000 Denso Corp.                             2,654,745
             62,000 Eisai Co., Ltd.                         3,310,095
            129,000 FamilyMart Co., Ltd.(b)                 3,532,720
             35,500 Fanuc, Ltd.                             3,235,497
             24,500 Hirose Electric Co., Ltd.               2,876,377
             76,000 Honda Motor Co., Ltd.                   2,691,892
             67,000 Hoya Corp.                              2,639,368
             84,000 Kao Corp.(b)                            2,264,092
             12,870 Keyence Corp.                           2,955,247
             75,000 Millea Holdings, Inc.                   2,695,348
            180,000 Mitsubishi Estate Co., Ltd.             4,447,324
                235 Mitsubishi UFJ Financial Group, Inc.    3,004,622
             35,000 Murata Manufacturing Co., Ltd.          2,388,666
            185,000 Nikko Cordial Corp.                     2,285,430
                240 Nippon Telegraph & Telephone Corp.      1,214,980
             21,000 Nitto Denko Corp.                       1,014,125
              2,000 NTT DoCoMo, Inc.                        3,058,183
            165,000 OKUMA Corp.                             1,754,697
            230,000 Onward Kashiyama Co., Ltd.              3,085,741
              7,000 ORIX Corp.                              1,916,980
             26,700 Rohm Co., Ltd.                          2,463,444
             61,000 Secom Co., Ltd.(a)                      3,172,390
            119,000 Sega Sammy Holdings, Inc.               2,996,717
             15,000 Shimamura Co., Ltd.                     1,745,497
             51,000 Shin-Etsu Chemical Co., Ltd.            3,370,481
             51,000 Sony Corp.                              2,017,883
            106,200 Takeda Pharmaceutical Co., Ltd.         6,935,960
             37,000 Toyota Motor Corp.(b)                   2,243,877
             24,000 Union Tool Co.(b)                       1,096,799
                                                         ------------
                                                           93,535,507
                                                         ------------
          KOREA - 1.3%
              7,700 Samsung Electronics Co., Ltd.           4,137,425
                                                         ------------
          NETHERLANDS - 6.1%
             83,500 Akzo Nobel NV                           4,788,019
             61,000 Heineken Holding NV                     2,510,458
            122,000 ING Groep NV                            5,201,907
            135,500 Reed Elsevier NV                        2,283,012
            121,779 TNT NV                                  5,124,735
                                                         ------------
                                                           19,908,131
                                                         ------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

           Shares    Security Description                    Value
           ------    --------------------                   -----
         SPAIN - 0.6%
              40,000 Inditex SA                          $  2,027,684
                                                         ------------
         SWEDEN - 1.7%
             710,000 Ericsson LM, Class B                   2,747,076
              58,000 Hennes & Mauritz AB, Class B           2,701,377
                                                         ------------
                                                            5,448,453
                                                         ------------
         SWITZERLAND - 3.7%
               9,100 Nestle SA                              3,212,033
              52,000 Novartis AG                            3,030,874
              22,500 Zurich Financial Services AG           5,848,423
                                                         ------------
                                                           12,091,330
                                                         ------------
         UNITED KINGDOM - 18.8%
              42,000 AstraZeneca plc                        2,435,381
             358,000 Aviva plc                              5,541,523
             380,000 BG Group plc                           5,112,727
             651,400 BP plc                                 7,349,457
             580,000 Centrica plc                           3,770,713
             283,000 HSBC Holdings plc(b)                   5,257,112
             490,000 Kingfisher plc                         2,340,442
              77,000 Reckitt Benckiser plc                  3,423,568
             300,000 Rexam plc                              3,169,533
             101,900 Rio Tinto plc                          5,438,005
             156,500 Royal Bank of Scotland Group plc       5,666,300
             177,390 Unilever plc                           4,752,483
           1,674,312 Vodafone Group plc                     4,426,437
             600,000 William Morrison Supermarkets plc      3,060,442
                                                         ------------
                                                           61,744,123
                                                         ------------
         Total Common Stock (Cost $233,312,132)           306,556,504
                                                         ------------
         SHORT-TERM INVESTMENTS - 11.2%
          Principal
          ---------  -                                        -
         MONEY MARKET DEPOSIT ACCOUNT - 0.8%
         $ 2,507,618 Citibank Money Market Deposit
                     Account, 4.92% (Cost $2,507,618)       2,507,618
                                                         ------------
           Shares
           ------    -                                        -
         MONEY MARKET FUNDS - 10.4%
          19,700,312 Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 5.29%              19,700,312
          14,344,957 Citibank Investors Principal
                     Preservation Trust(c), 5.30%          14,344,957
                                                         ------------
         Total Money Market Funds (Cost $34,045,269)       34,045,269
                                                         ------------
         Total Short-Term Investments (Cost $36,552,887)   36,552,887
                                                         ------------
         Total Investments - 104.7% (Cost $269,865,019)* $343,109,391
         Other Assets and Liabilities, Net - (4.7%)       (15,358,721)
                                                         ------------
         NET ASSETS - 100.0%                             $327,750,670
                                                         ============

---------------------
(a)Non-income producing security.
(b)Security or a portion of the security is on loan at period end.
(c)Investment made with cash collateral received from securities on loan. ADRAmerican Depositary Receipt.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $76,377,717
            Gross Unrealized Depreciation               (3,133,345)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $73,244,372
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                       Consumer Discretionary      10.6%
                       Consumer Staples            15.8%
                       Diversified                  1.8%
                       Financials                  18.3%
                       Utilities                    3.9%
                       Energy                      10.5%
                       Industrials                 11.2%
                       Information Technology       2.9%
                       Materials                    4.3%
                       Telecommunication Services  10.0%
                       Cash & Cash Equivalents     10.7%
                                                  -----
                                                  100.0%
                                                  =====

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

             Shares   Security Description                  Value
             ------   --------------------                  -----
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 92.9%
            DIVERSIFIED - 4.4%
                4,700 Colonial Properties Trust           $  230,112
                8,130 Vornado Realty Trust                 1,025,274
                                                          ----------
                                                           1,255,386
                                                          ----------
            OFFICE/INDUSTRIAL - 27.8%
               11,845 AMB Property Corp.                     725,743
               13,590 BioMed Realty Trust, Inc.              410,418
               12,645 Boston Properties, Inc.              1,480,098
               15,430 Corporate Office Properties Trust      767,025
                5,425 Douglas Emmett, Inc.(a)                142,678
               10,260 Duke Realty Corp.                      446,515
                4,085 EastGroup Properties, Inc.             228,556
                8,145 First Industrial Realty Trust, Inc.    409,286
               13,115 First Potomac Realty Trust             402,762
                5,975 Kilroy Realty Corp.                    488,755
               21,445 Prologis                             1,397,571
                7,180 SL Green Realty Corp.                  971,023
                                                          ----------
                                                           7,870,430
                                                          ----------
            REGIONAL MALLS - 14.1%
                7,740 CBL & Associates Properties, Inc.      333,594
               10,420 General Growth Properties, Inc.        572,475
                9,665 Macerich Co.                           826,068
               17,476 Simon Property Group, Inc.           1,782,202
                9,660 Taubman Centers, Inc.                  477,784
                                                          ----------
                                                           3,992,123
                                                          ----------
            RESIDENTIAL - 18.0%
               16,740 Archstone-Smith Trust                1,004,065
                7,900 AvalonBay Communities, Inc.          1,051,332
                5,045 BRE Properties, Inc., Class A          326,109
                5,195 Camden Property Trust                  414,197
               21,150 Equity Residential                   1,126,449
                4,800 Home Properties, Inc.                  296,688
                2,510 Post Properties, Inc.                  120,078
               22,710 United Dominion Realty Trust, Inc.     762,602
                                                          ----------
                                                           5,101,520
                                                          ----------
            SPECIALTY - 14.6%
                6,215 Healthcare Realty Trust, Inc.          252,143
               22,500 Hersha Hospitality Trust               259,650
               37,310 Host Hotels & Resorts, Inc.            940,958
                7,660 LaSalle Hotel Properties               337,806
                9,415 Nationwide Health Properties, Inc.     278,590
               11,280 Omega Healthcare Investors, Inc.       199,882
                8,350 Sovran Self Storage, Inc.              488,475

            Shares   Security Description                   Value
            ------   --------------------                   -----
           SPECIALTY (CONTINUED)
              17,525 Sunstone Hotel Investors, Inc.      $   488,597
              15,250 U-Store-It Trust                        333,670
              14,120 Ventas, Inc.                            549,974
                                                         -----------
                                                           4,129,745
                                                         -----------
           STRIP CENTER - 14.0%
              14,180 Cedar Shopping Centers, Inc.            258,643
               4,620 Developers Diversified Realty Corp.     299,284
               7,940 Federal Realty Investment Trust         676,329
              23,035 Kimco Realty Corp.                    1,068,363
               7,875 Kite Realty Group Trust                 149,152
              12,565 Regency Centers Corp.                   992,384
              13,445 Tanger Factory Outlet Centers, Inc.     530,002
                                                         -----------
                                                           3,974,157
                                                         -----------
           Total Real Estate Investment Trusts
           (Cost $17,296,869)                             26,323,361
                                                         -----------
           SHORT-TERM INVESTMENT - 6.4%
           MONEY MARKET FUND - 6.4%
           1,817,435 Cash Reserve Fund, Inc., Treasury
                     Series, 4.74% (Cost $1,817,435)       1,817,435
                                                         -----------
           Total Investments - 99.3% (Cost $19,114,304)* $28,140,796
           Other Assets and Liabilities, Net - 0.7%          184,562
                                                         -----------
           NET ASSETS - 100.0%                           $28,325,358
                                                         ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $9,026,492
             Gross Unrealized Depreciation                      --
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $9,026,492
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                            Diversified         4.5%
                            Office/Industrial  28.0%
                            Regional Malls     14.2%
                            Residential        18.1%
                            Specialty          14.7%
                            Strip Center       14.1%
                            Money Market Fund   6.4%
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                             Security Description                             Rate  Maturity    Value
-----------                             --------------------                             ----  --------    -----
MUNICIPAL BONDS - 93.4%
GENERAL OBLIGATION BONDS - 40.4%
$  100,000  Anne Arundel County Maryland                                                 5.25% 08/01/09 $   104,535
   250,000  Anne Arundel County Maryland                                                 5.00  02/15/10     261,607
 1,350,000  Anne Arundel County Maryland                                                 5.00  03/01/17   1,481,004
   100,000  Anne Arundel County Maryland Prerefunded 02/01/08 @ 101                      5.00  02/01/10     102,689
   165,000  Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                      5.00  05/15/13     172,394
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.75  02/15/17     528,255
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.80  02/15/18     529,225
 1,400,000  Baltimore County Maryland Consolidated Public Improvement                    5.00  09/01/13   1,511,678
   835,000  Baltimore County Maryland Metropolitan District                              4.40  08/01/09     855,349
   500,000  Baltimore County Maryland Metropolitan District 67th Issue                   5.00  06/01/07     503,790
   220,000  Baltimore Maryland                                                           7.50  10/15/08     235,607
   440,000  Baltimore Maryland Consolidated Public Improvement Series A MBIA Insured     5.00  10/15/14     484,717
   250,000  Caroline County Maryland Public Improvement XLCA Insured                     4.00  11/01/20     253,165
   500,000  Carroll County Maryland County Commissioners Consolidated Public Improvement 4.00  12/01/15     516,310
   200,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/06 @ 101                                                   5.10  12/01/12     202,008
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/07 @ 101                                                   5.00  12/01/15     102,436
   500,000  Charles County Maryland Consolidated Public Improvement XLCA Insured         4.20  02/01/11     513,940
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement 4.00  03/01/10     508,095
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement 5.00  03/01/16     277,157
   100,000  Frederick County Maryland Public Facilities                                  5.00  07/01/07     100,857
   800,000  Frederick County Maryland Public Facilities                                  4.00  07/01/08     806,288
 1,000,000  Frederick County Maryland Public Facilities                                  5.00  12/01/17   1,101,750
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/18     573,875
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/21     582,900
   225,000  Frederick County Maryland Public Facilities Series A                         3.80  07/01/07     225,376
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                      5.10  07/01/09     259,895
   200,000  Harford County Maryland Consolidated Public Improvement                      4.25  01/15/13     207,324
   740,000  Harford County Maryland Unrefunded Balance                                   5.00  12/01/13     764,842
   240,000  Howard County Maryland Consolidated Public Improvement Series A              4.30  02/15/08     242,398
   350,000  Howard County Maryland Consolidated Public Improvement Series A              5.00  02/15/08     356,370
    30,000  Howard County Maryland Consolidated Public Improvement Series A
            Prerefunded 02/15/08 @ 100                                                   5.00  02/15/09      30,539
   685,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/14     754,493
   300,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/15     332,871
   295,000  Howard County Maryland Consolidated Public Improvement Unrefunded Balance
            Series A                                                                     5.00  02/15/09     300,404
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development
            Series BB-2                                                                  3.50  07/01/09     565,333
 1,000,000  Maryland State Refunding                                                     5.00  02/01/14   1,095,860
   385,000  Maryland State & Local Facilities Loan 1st Series                            4.00  03/01/08     387,583
   500,000  Maryland State & Local Facilities Loan 1st Series                            4.75  03/01/09     512,760
   500,000  Maryland State & Local Facilities Loan 1st Series                            5.00  08/01/15     549,090
    50,000  Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101 4.50  03/01/14      51,572
   225,000  Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/08     229,484
   150,000  Maryland State & Local Facilities Loan 2nd Series Prerefunded 08/01/07 @ 101 5.00  08/01/09     152,957
   500,000  Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/13     545,580
   500,000  Maryland State & Local Facilities Loan 2nd Series, Series A                  5.00  08/01/15     554,575

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
GENERAL OBLIGATION BONDS
$2,210,000  Maryland State & Local Facilities Loan Capital Improvement Series A                 5.50% 08/01/13 $ 2,476,769
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  01/01/10   1,127,995
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A                 4.70  01/01/13     332,241
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  09/01/15     549,515
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  04/01/17     544,755
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/08 @ 101                                                          4.88  05/01/13   1,121,457
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/09 @ 101                                                          4.75  05/01/12     129,844
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/10/10 @ 101                                                          5.60  01/01/16     107,033
 1,000,000  Montgomery County Maryland Series A                                                 5.00  11/01/07   1,013,740
   500,000  Montgomery County Maryland Series A                                                 5.00  11/01/09     521,545
   500,000  Ocean City Maryland FGIC Insured                                                    4.25  03/01/11     514,975
   600,000  Ocean City Maryland MBIA Insured                                                    3.25  03/01/11     591,882
 1,000,000  Prince Georges County Maryland Consolidated Public Improvement                      3.25  09/15/11     982,310
    50,000  Prince Georges County Maryland Consolidated Public Improvement Prerefunded
            10/01/09 @ 101 FSA Insured                                                          5.00  10/01/12      52,493
   500,000  St. Mary's County Maryland Public Facilities                                        3.25  11/01/08     497,185
   500,000  Washington Suburban Sanitation District - General Construction                      5.00  06/01/08     511,290
   500,000  Washington Suburban Sanitation District - General Construction                      4.25  06/01/10     513,340
   100,000  Washington Suburban Sanitation District - General Construction Prerefunded
            06/01/09 @ 100                                                                      5.00  06/01/23     103,650
   450,000  Washington Suburban Sanitation District - Sewage Disposal                           5.25  06/01/07     453,969
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                           5.25  06/01/10   1,059,420
   200,000  Washington Suburban Sanitation District - Sewage Disposal 2nd Series                4.75  06/01/07     201,270
   475,000  Washington Suburban Sanitation District - Water Supply                              4.38  06/01/07     477,138
   500,000  Washington Suburban Sanitation District - Water Supply                              4.25  06/01/10     513,340
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                   3.00  06/01/11     487,085
                                                                                                               -----------
                                                                                                                35,313,178
                                                                                                               -----------
REVENUE BONDS - 53.0%
   925,000  Baltimore Maryland Convention Center MBIA Insured                                   5.00  09/01/19     963,249
   500,000  Baltimore Maryland Convention Center SR Series A XLCA Insured                       5.25  09/01/19     557,645
 1,000,000  Baltimore Maryland Wastewater Project Series C AMBAC Insured                        5.00  07/01/21   1,096,050
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured            5.20  01/01/10     193,264
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                            4.65  09/01/07     170,743
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                            4.80  09/01/09     407,404
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's
            University                                                                          5.63  09/01/38     433,208
   175,000  Maryland State Community Development Administration - Residential Program
            Series A                                                                            4.05  09/01/07     174,643
 1,000,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                          4.65  04/01/12   1,032,450
   500,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                          4.75  04/01/13     516,515
   500,000  Maryland State Department of Transportation                                         5.00  11/01/08     513,930
   500,000  Maryland State Department of Transportation                                         5.00  12/15/08     514,795
   500,000  Maryland State Department of Transportation                                         5.50  02/01/10     530,235

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                                  Security Description                                   Rate  Maturity    Value
-----------                                  --------------------                                   ----  --------    -----
REVENUE BONDS
$  455,000  Maryland State Department of Transportation                                             5.00% 05/01/12 $   488,529
 1,000,000  Maryland State Department of Transportation                                             5.25  12/15/14   1,119,190
 1,300,000  Maryland State Department of Transportation                                             5.25  12/15/16   1,476,579
   500,000  Maryland State Department of Transportation                                             4.25  02/15/18     518,265
 1,050,000  Maryland State Department of Transportation 2nd Issue                                   4.00  06/01/13   1,080,608
 1,850,000  Maryland State Department of Transportation Prerefunded 12/15/08 @ 100                  5.50  12/15/11   1,923,186
   500,000  Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A  5.00  01/01/14     525,375
   500,000  Maryland State Health & Higher Educational Facilities - Board of Child Care             4.50  07/01/12     516,310
   450,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured       5.00  07/01/13     479,385
   100,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured       5.00  07/01/15     106,176
   120,000  Maryland State Health & Higher Educational Facilities - Carroll County General Hospital 4.25  07/01/08     120,912
   250,000  Maryland State Health & Higher Educational Facilities - Carroll County General Hospital 4.63  07/01/10     256,763
   500,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                                5.00  07/01/13     527,480
   500,000  Maryland State Health & Higher Educational Facilities - Charity Obligated Group
            Series A                                                                                4.75  11/01/14     519,020
   500,000  Maryland State Health & Higher Educational Facilities - Civista Medical Center
            RADIAN Insured                                                                          4.50  07/01/28     505,270
   270,000  Maryland State Health & Higher Educational Facilities - Edenwald Series A               4.80  01/01/12     276,780
   400,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital     3.60  07/01/08     399,256
   450,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital     4.20  07/01/11     457,025
   250,000  Maryland State Health & Higher Educational Facilities - Goucher College                 4.50  07/01/19     257,030
   500,000  Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical
            Center                                                                                  5.00  07/01/20     520,000
   300,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System
            AMBAC Insured                                                                           5.10  07/01/10     308,328
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital          5.00  05/15/10     522,530
   900,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital          5.00  05/15/11     951,264
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital          4.60  05/15/14     518,915
   100,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital          4.70  05/15/15     104,024
    90,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                              6.00  07/01/39      96,395
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                                4.00  07/01/08     251,810
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A     5.00  07/01/10     524,280
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                                5.00  07/01/12     265,320
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                                5.00  07/01/13     265,320
   235,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute       3.88  07/01/10     235,345
   535,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute       5.30  07/01/12     547,235
   200,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute       4.38  07/01/13     205,290
   575,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A      5.00  07/01/08     586,793
 1,000,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A      5.00  07/01/10   1,045,820
 1,000,000  Maryland State Health & Higher Educational Facilities - Medstar Health                  5.00  08/15/09   1,031,850
   250,000  Maryland State Health & Higher Educational Facilities - McLean School                   5.00  07/01/08     251,510
 1,000,000  Maryland State Health & Higher Educational Facilities - Peninsula Regular Medical
            Center                                                                                  5.00  07/01/26   1,068,670
   600,000  Maryland State Health & Higher Educational Facilities - Pickersgill Series A
            Prerefunded 01/01/07 @ 102                                                              5.85  01/01/10     613,110

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                                  Security Description                                   Rate  Maturity    Value
-----------                                  --------------------                                   ----  --------    -----
REVENUE BONDS
$  635,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A         3.00% 07/01/09 $   621,132
   430,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A         3.30  07/01/10     421,645
   250,000  Maryland State Health & Higher Educational Facilities - Union Hospital of Cecil County  3.75  07/01/08     250,242
   900,000  Maryland State Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                          5.00  07/01/09     916,263
   750,000  Maryland State Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                          5.00  07/01/12     786,270
   805,000  Maryland State Industrial Development Financing Authority - American Center for Physics 3.95  12/15/07     808,212
   500,000  Maryland State Industrial Development Financing Authority - Holy Cross Health
            System Corp.                                                                            5.50  12/01/08     518,670
   500,000  Maryland State Industrial Development Financing Authority - National Aquarium
            Baltimore Series B                                                                      4.50  11/01/14     521,835
   255,000  Maryland State Economic Development Corporation - Bowie State University Project        4.00  06/01/09     248,806
   500,000  Maryland State Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                             5.00  06/01/15     536,200
   250,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                            4.00  06/01/09     252,463
   340,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                            4.25  06/01/10     347,269
   700,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                              4.00  07/01/08     704,851
   300,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                              5.38  07/01/12     323,106
   430,000  Maryland State Economic Development Corporation - University of Maryland Series A       4.00  10/01/08     420,867
   245,000  Maryland State Economic Development Corporation - University of Maryland Series A       4.50  10/01/11     237,988
   410,000  Maryland State Economic Development Corporation - University Village Sheppard Pratt
            ACA Insured                                                                             4.75  07/01/07     412,165
   500,000  Maryland State Transportation Authority FSA Insured                                     5.00  07/01/10     525,140
   500,000  Maryland State Water Quality Financing Series A                                         5.00  09/01/15     554,585
   500,000  Montgomery County Maryland - Housing Opportunity Commission Aston Woods
            Apartments Series A Multi-Family Revenue                                                4.90  05/15/31     517,390
   200,000  Montgomery County Maryland - Housing Opportunity Commission Series A                    3.45  07/01/11     198,796
   280,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                                         2.85  07/01/07     278,760
   115,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                                         4.15  07/01/08     115,040
   200,000  Montgomery County Maryland - Housing Opportunity Commission Series A Multi-
            Family Mortgage                                                                         5.40  07/01/11     210,154
   500,000  Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured                3.25  06/01/08     497,715
   400,000  Queen Annes County Maryland - Public Facilities MBIA Insured                            5.00  11/15/17     439,912
 1,000,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.00  04/01/08   1,019,430
   485,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A             4.00  10/01/08     489,302
   440,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.00  04/01/10     460,733
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.00  04/01/13     541,825
   510,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.13  04/01/21     546,021
   185,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                              5.00  04/01/09     187,742
   190,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                              5.00  04/01/10     192,816
   680,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                        5.00  04/01/09     689,880

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                               Security Description                                Rate  Maturity    Value
-----------                               --------------------                                ----  --------    -----
REVENUE BONDS
$  310,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                  5.00% 04/01/10 $   314,504
   500,000  Westminster Maryland Educational Facilities Revenue - McDaniel College            4.38  11/01/24     499,060
 1,115,000  Worcester County Maryland - Consolidated Public Improvement Project               5.00  03/01/13   1,211,068
                                                                                                             -----------
                                                                                                              46,388,936
                                                                                                             -----------
Total Municipal Bonds (Cost $80,966,923)                                                                      81,702,114
                                                                                                             -----------
  Shares
  ------                                           -                                           -       -          -
SHORT-TERM INVESTMENTS - 5.7%
DEMAND NOTES - 2.8%
 1,200,000  Maryland State Economic Development Corp. - Federation of American Societies
            Series A, LOC Suntrust Bank(a)                                                    3.49  07/01/30   1,200,000
   500,000  Maryland State Health & Higher Education Revenue - Suburban Hospitals Series B(a) 3.48  07/01/29     500,000
   500,000  Maryland State Industrial Development Financing Authority - National Aquarium
            Baltimore Series A, LOC Suntrust Bank                                             3.48  11/01/26     500,000
   210,000  Westminster Maryland Economic Development Carroll Lutheran Village Series C,
            LOC Citizens Bank of PA(a)                                                        3.50  05/01/34     210,000
                                                                                                             -----------
Total Demand Notes (Cost $2,410,000)                                                                           2,410,000
                                                                                                             -----------
MONEY MARKET FUND - 2.9%
 2,552,042  Citi/SM/ Institutional Tax Free Reserves (Cost $2,552,042)                        3.27             2,552,042
                                                                                                             -----------
Total Short-Term Investments (Cost $4,962,042)                                                                 4,962,042
                                                                                                             -----------
Total Investments - 99.1% Cost ($85,928,965)*                                                                $86,664,156
Other Assets and Liabilities, Net - 0.9%                                                                         830,838
                                                                                                             -----------
NET ASSETS - 100.0%                                                                                          $87,494,994
                                                                                                             ===========

---------------------

              ACA    American Capital Access
              AMBAC  American Municipal Bond Assurance Corporation
              FGIC   Financial Guaranty Insurance Corporation
              FSA    Financial Security Assurance
              MBIA   Municipal Bond Insurance Association
              RADIAN Radian Asset Assurance
              XLCA   XL Capital Assurance, Inc.

(a)Variable Rate Security
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,053,071
             Gross Unrealized Depreciation                (317,880)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $  735,191
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                        General Obligation Bonds  40.8%
                        Revenue Bonds             53.5%
                        Demand Notes               2.8%
                        Money Market Fund          2.9%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount               Security Description                Rate  Maturity    Value
-----------               --------------------                ----  --------    -----
ASSET BACKED SECURITIES - 5.3%
$1,699,805  Ford Credit Auto Owner Trust Series 06-A-A2A      5.04% 09/15/08 $ 1,699,143
 2,000,000  Honda Auto Receivables Owner Trust Series 04-2-A4 3.81  10/15/09   1,972,170
 1,780,155  WFS Financial Owner Trust Series 03-4-A4          3.15  05/20/11   1,759,908
 2,500,000  World Omni Auto Receivables Trust 05-B-A4(a)      5.34  09/20/12   2,502,339
                                                                             -----------
Total Asset Backed Securities (Cost $7,943,275)                                7,933,560
                                                                             -----------
CORPORATE BONDS & NOTES - 21.8%
 1,500,000  Allfirst Financial, Inc.                          7.20  07/01/07   1,512,525
 2,000,000  America Movil SA de CV                            5.50  03/01/14   1,984,022
 1,250,000  American Axle & Manufacturing, Inc.               5.25  02/11/14   1,062,500
 3,265,000  American Express Centurion(a)                     5.40  11/16/07   3,269,826
 1,000,000  Baltimore Gas & Electric MTN                      6.75  06/05/12   1,058,117
 2,000,000  Berkley (WR) Corp.                                5.13  09/30/10   1,991,178
   700,000  Block Financial Corp.                             8.50  04/15/07     706,985
 3,125,000  Block Financial Corp.                             5.13  10/30/14   3,019,981
 4,000,000  Comcast Corp.                                     6.50  01/15/17   4,247,788
 1,000,000  General Electric Capital Corp. MTN Series A       6.88  11/15/10   1,068,703
   235,000  General Electric Capital Corp. MTN Series A(a)    4.92  12/01/36     232,434
 1,550,000  General Electric Co.                              5.00  02/01/13   1,551,223
 2,500,000  Kraft Foods, Inc.                                 5.25  06/01/07   2,498,478
 2,055,000  FIA Credit Services NA                            7.13  11/15/12   2,272,945
 1,300,000  Merrill Lynch & Co.                               4.00  09/15/08   1,282,662
 4,000,000  SLM Corp. MTN Series A(a)                         3.34  02/01/10   3,853,000
   800,000  Wilmington Trust Corp.                            6.63  05/01/08     812,874
                                                                             -----------
Total Corporate Bonds & Notes (Cost $32,470,102)                              32,425,241
                                                                             -----------
US GOVERNMENT & AGENCY OBLIGATIONS - 65.2%
FFCB - 1.4%
 2,000,000  FFCB                                              6.00  06/11/08   2,036,500
                                                                             -----------
FHLB NOTES - 11.6%
 2,000,000  FHLB                                              4.15  07/05/07   1,988,342
 3,000,000  FHLB                                              5.13  12/29/14   2,955,624
 2,200,000  FHLB Discount Note(b)                             5.09  12/08/06   2,197,796
 3,000,000  FHLB Series RF-07                                 6.75  08/15/07   3,033,351
 1,767,540  FHLB Series TQ-2015-A                             5.07  10/20/15   1,777,633
 3,165,301  FHLB Series 00-0606-Y                             5.27  12/28/12   3,233,260
 2,000,000  FHLMC Series MTN                                  5.50  02/22/13   1,998,662
                                                                             -----------
                                                                              17,184,668
                                                                             -----------
MORTGAGE BACKED SECURITIES - 37.0%
 1,748,937  FHLMC Pool # 1B0889(a)                            4.51  05/01/33   1,727,196
 3,671,422  FHLMC Pool # 1J0203(a)                            5.20  04/01/35   3,678,194
 2,416,667  FHLMC Pool # A40782                               5.00  12/01/35   2,363,397
    26,048  FHLMC Pool # C00210                               8.00  01/01/23      27,452
   163,473  FHLMC Pool # E20099                               6.50  05/01/09     164,773
 1,814,981  FHLMC Pool # E93051                               5.50  12/01/17   1,828,734
     4,732  FHLMC Pool # G10049                               8.00  10/01/07       4,768
   141,202  FHLMC Pool # G10543                               6.00  06/01/11     143,353
   134,256  FHLMC Pool # G10682                               7.50  06/01/12     138,145
   122,414  FHLMC Pool # G10690                               7.00  07/01/12     125,836

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006

Face Amount                       Security Description                       Rate  Maturity    Value
-----------                       --------------------                       ----  --------    -----
MORTGAGE BACKED SECURITIES
$ 5,704,650 FHLMC Pool # G11649                                              4.50% 02/01/20 $  5,555,311
  1,567,291 FHLMC Pool # M80814                                              5.00  05/01/10    1,564,071
  1,652,728 FHLMC Pool # M80931                                              5.50  08/01/11    1,661,025
  1,462,025 FHLMC Pool # M90831                                              4.00  08/01/08    1,441,745
    659,256 FHLMC Pool # M90747                                              5.50  08/01/07      658,580
  2,334,893 FHLMC Series 2782-PA                                             4.00  11/15/33    2,216,361
  3,771,922 FHLMC Series R005-VA                                             5.50  03/15/16    3,818,131
    538,071 FNMA Pool # 254089                                               6.00  12/01/16      548,473
     31,297 FNMA Pool # 326570                                               7.00  02/01/08       31,350
     93,518 FNMA Pool # 409589                                               9.50  11/01/15       99,343
    377,556 FNMA Pool # 433646                                               6.00  10/01/13      384,653
    259,809 FNMA Pool # 539082                                               7.00  08/01/28      268,929
     40,209 FNMA Pool # 572448                                               7.00  03/01/27       41,606
    419,204 FNMA Pool # 625536                                               6.00  01/01/32      425,374
    252,776 FNMA Pool # 628837                                               6.50  03/01/32      259,228
  1,696,898 FNMA Pool # 663238                                               5.50  09/01/32    1,695,535
  2,072,174 FNMA Pool # 725544                                               5.50  12/01/17    2,089,822
    481,276 FNMA Pool # 741373(a)                                            4.15  12/01/33      479,394
    793,348 FNMA Pool # 744805(a)                                            4.47  11/01/33      785,784
    894,611 FNMA Pool # 764342(a)                                            4.00  02/01/34      876,472
  1,427,454 FNMA Pool # 805440                                               7.00  11/01/34    1,469,068
  7,298,566 FNMA Pool # 831413                                               5.50  04/01/36    7,274,421
  1,616,532 FNMA Pool # 848817                                               5.00  01/01/36    1,580,242
  4,432,496 FNMA Pool # 866920(a)                                            5.38  02/01/36    4,476,942
  4,792,034 FNMA Pool # 871084                                               5.50  11/01/36    4,776,181
    101,803 GNMA Pool # 487110                                               6.50  04/15/29      105,113
     16,184 GNMA Pool # 571166                                               7.00  08/15/31       16,750
    175,195 GNMA Pool # 781186                                               9.00  06/15/30      190,294
                                                                                            ------------
                                                                                              54,992,046
                                                                                            ------------
US TREASURY SECURITIES - 15.2%
  5,000,000 US Treasury Inflation Index                                      2.50  07/15/16    5,176,365
  7,000,000 US Treasury Inflation Index                                      2.00  01/15/14    7,593,922
 10,000,000 US Treasury Note                                                 4.25  08/15/15    9,856,650
                                                                                            ------------
                                                                                              22,626,937
                                                                                            ------------
Total US Government & Agency Obligations (Cost $96,665,103)                                   96,840,151
                                                                                            ------------
SHORT-TERM INVESTMENTS - 7.0%
CERTIFICATE OF DEPOSIT - 2.0%
  3,000,000 Deutsche Bank(a) (Cost $3,000,000)                               4.72  04/05/07    3,000,000
                                                                                            ------------
MONEY MARKET DEPOSIT FUND - 0.1%
     93,605 Citibank Money Market Deposit Account (Cost $93,605)             4.92                 93,605
                                                                                            ------------
  Shares
  ------                                   -                                  -       -          -
MONEY MARKET FUND - 4.9%
  7,272,910 Citi/SM/ Institutional Liquid Reserves Class A (Cost $7,272,910) 5.29              7,272,910
                                                                                            ------------
Total Short-Term Investments (Cost $10,366,515)                                               10,366,515
                                                                                            ------------
Total Investments - 99.3% Cost ($147,444,995)*                                              $147,565,467
Other Assets and Liabilities, Net - 0.7%                                                         992,582
                                                                                            ------------
NET ASSETS - 100.0%                                                                         $148,558,049
                                                                                            ============

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006


                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note

(a)Variable rate security.
(b)Zero coupon bond. Interest rate presented is yield to maturity
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 1,198,256
            Gross Unrealized Depreciation               (1,077,784)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $   120,472
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Asset Backed Securities              5.4%
                   Corporate Bonds & Notes             22.0%
                   US Government & Agency Obligations  65.6%
                   Certificate of Deposit               2.0%
                   Money Market Deposit Account         0.1%
                   Money Market Fund                    4.9%
                                                      -----
                                                      100.0%
                                                      =====

See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006

                                                              BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                              GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                   FUND           FUND       GROWTH FUND
                                                              -------------- -------------- --------------
ASSETS
  Investments:
   Total investments, at cost                                  $50,478,448    $156,383,293   $115,973,702
   Net unrealized appreciation (depreciation)                   13,312,304      27,413,314     29,608,966
                                                               -----------    ------------   ------------
    Total investments, at market value                          63,790,752     183,796,607    145,582,668
  Cash                                                                  --              --             30
  Foreign currency (Cost $120,375)                                      --              --             --
  Receivables:
   Fund shares sold                                                 52,421         239,023        165,499
   Investment securities sold                                           --         824,792             --
   Securities lending                                                   --              --             --
   Interest and dividends                                           45,556         700,689         16,031
   From investment advisor                                           1,703           1,656          2,277
  Prepaid expenses and other assets                                 10,890           8,327         16,074
                                                               -----------    ------------   ------------
Total Assets                                                    63,901,322     185,571,094    145,782,579
                                                               -----------    ------------   ------------
LIABILITIES
  Payables:
   Investment securities purchased                                      --         805,311             --
   Collateral on securities lending                                     --              --             --
   Fund shares redeemed                                             14,000          15,500         30,252
   Due to custodian                                                     --              --             --
   Dividends                                                            --              --             --
  Accrued Liabilities:
   Investment advisor fees                                          40,927         117,569        123,663
   Custodian fees                                                      788           1,896          2,496
   Compliance services fees (Note 3)                                 1,176           3,103          2,514
   Trustees' fees and expenses                                          86             293            151
   Other expenses and liabilities                                   39,250          53,963         50,759
                                                               -----------    ------------   ------------
Total Liabilities                                                   96,227         997,635        209,835
                                                               -----------    ------------   ------------
NET ASSETS                                                     $63,805,095    $184,573,459   $145,572,744
                                                               ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                              $58,011,114    $150,213,084   $128,986,661
  Accumulated undistributed (distributions in excess of) net
   investment income                                               (65,954)        703,343       (753,210)
  Accumulated net realized gain (loss)                          (7,452,369)      6,243,718    (12,269,673)
  Unrealized appreciation (depreciation)                        13,312,304      27,413,314     29,608,966
                                                               -----------    ------------   ------------
NET ASSETS                                                     $63,805,095    $184,573,459   $145,572,744
                                                               ===========    ============   ============
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
  Institutional Shares:
   Net assets                                                  $60,999,899    $180,600,750   $131,206,849
   Shares outstanding                                            6,082,665      11,829,350     10,600,192
   Net asset value per share                                   $     10.03    $      15.27   $      12.38
  A Shares:
   Net assets                                                  $ 2,805,196    $  3,972,709   $    427,199
   Shares outstanding                                              280,212         260,273         34,631
   Net asset value per share                                   $     10.01    $      15.26   $      12.34
   Maximum offering price per share                            $     10.37    $      15.82   $      12.78
  D Shares:
   Net assets                                                  $        --    $         --   $ 13,938,696
   Shares outstanding                                                   --              --        603,270
   Net asset value per share                                   $        --    $         --   $      23.11

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY   BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL     REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND             FUND           FUND       INCOME FUND
-------------- -------------- --------------   -------------- -------------- --------------
 $109,721,669  $  16,889,562   $269,865,019(a)  $19,114,304    $85,928,965    $147,444,995
   19,084,681      1,791,896     73,244,372       9,026,492        735,191         120,472
 ------------  -------------   ------------     -----------    -----------    ------------
  128,806,350     18,681,458    343,109,391      28,140,796     86,664,156     147,565,467
           --             --             --              --             --              --
           --             --        123,892              --             --              --
      218,168             --        608,500          57,000        411,850         280,945
           --             --             --         155,605             --         207,004
           --             --         14,354              --             --              --
      180,422          8,358      1,060,428          23,250      1,209,297       1,178,502
        2,468             --             --              --             --              --
       15,524         66,552          4,958           2,713          2,317           7,578
 ------------  -------------   ------------     -----------    -----------    ------------
  129,222,932     18,756,368    344,921,523      28,379,364     88,287,620     149,239,496
 ------------  -------------   ------------     -----------    -----------    ------------
      229,757             --             --              --        501,469              --
           --             --     14,344,957              --             --              --
       27,025          6,639        144,811           2,000             --          46,228
           --             --      2,296,560              --             --              --
           --             --             --              --        205,310         529,090
      108,850          8,550        273,439          17,412         38,161          46,620
        2,677            927         31,634             737          1,094           3,176
        2,547            659          5,283             832          1,624           2,678
          149             20            473              55            131             256
       44,526         25,812         73,696          32,970         44,837          53,399
 ------------  -------------   ------------     -----------    -----------    ------------
      415,531         42,607     17,170,853          54,006        792,626         681,447
 ------------  -------------   ------------     -----------    -----------    ------------
 $128,807,401  $  18,713,761   $327,750,670     $28,325,358    $87,494,994    $148,558,049
 ============  =============   ============     ===========    ===========    ============
 $101,887,521  $ 145,431,470   $240,864,527     $18,341,454    $86,834,467    $150,161,195

      682,313        (91,005)         5,920        (368,355)            32          54,998
    7,152,886   (128,418,600)    13,594,238       1,325,767        (74,696)     (1,778,616)
   19,084,681      1,791,896     73,285,985       9,026,492        735,191         120,472
 ------------  -------------   ------------     -----------    -----------    ------------
 $128,807,401  $  18,713,761   $327,750,670     $28,325,358    $87,494,994    $148,558,049
 ============  =============   ============     ===========    ===========    ============

 $128,469,244  $  18,713,761   $327,750,670     $28,325,358    $87,494,994    $131,269,390
    8,487,959      1,403,369     19,634,498       1,739,093      8,397,364      12,390,999
 $      15.14  $       13.33   $      16.69     $     16.29    $     10.42    $      10.59
 $    338,157  $          --   $         --     $        --    $        --    $ 17,288,659
       22,419             --             --              --             --       1,658,954
 $      15.08  $          --   $         --     $        --    $        --    $      10.42
 $      15.63  $          --   $         --     $        --    $        --    $      10.58
 $         --  $          --   $         --     $        --    $        --    $         --
           --             --             --              --             --              --
 $         --  $          --   $         --     $        --    $        --    $         --

---------------------
(a)Includes securities loaned of $14,344,957.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2006

                                                            BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                            GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                 FUND           FUND       GROWTH FUND
                                                            -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income                                             $  263,835    $ 2,150,053    $   134,771
  Less: foreign taxes withheld                                        --        (23,395)            --
  Interest income                                                      5             --             --
  Securities lending income                                           --             --             --
                                                              ----------    -----------    -----------
Total Investment Income                                          263,840      2,126,658        134,771
                                                              ----------    -----------    -----------
EXPENSES
  Investment advisor fees                                        217,935        635,855        673,052
  Administrator fees                                              28,082         81,929         65,032
  Transfer agent fees:
    Institutional Shares                                           3,558          4,788          5,597
    A Shares                                                       2,245          2,458          2,583
    D Shares                                                          --             --          9,719
  Shareholder service fees:
    Institutional Shares                                          12,398         36,210         27,603
  Distribution fees:
    A Shares                                                       5,857          7,011            947
    D Shares                                                          --             --         16,563
  Custodian fees                                                   7,728         12,969         14,351
  Accountant fees                                                  6,066         10,258         11,896
  Registration fees                                               12,030         14,242         15,001
  Professional fees                                               26,922         27,957         27,525
  Trustees' fees and expenses                                      1,568          4,651          3,731
  Compliance services fees                                         4,694          8,735          7,427
  Miscellaneous expenses                                           7,598         15,100         13,696
                                                              ----------    -----------    -----------
Total Expenses                                                   336,681        862,163        894,723
  Fees waived and expenses reimbursed                             (6,887)        (5,699)        (6,742)
                                                              ----------    -----------    -----------
Net Expenses                                                     329,794        856,464        887,981
                                                              ----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                                     (65,954)     1,270,194       (753,210)
                                                              ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
    Investments                                                 (153,350)       554,917     10,978,298
    Foreign currency transactions                                     --             --             --
                                                              ----------    -----------    -----------
  Net realized gain (loss)                                      (153,350)       554,917     10,978,298
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                6,886,386     18,264,689      1,552,460
    Foreign currency translations                                     --             --             --
                                                              ----------    -----------    -----------
  Net change in unrealized appreciation (depreciation)         6,886,386     18,264,689      1,552,460
                                                              ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                        6,733,036     18,819,606     12,530,758
                                                              ----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                   $6,667,082    $20,089,800    $11,777,548
                                                              ==========    ===========    ===========

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2006

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
  $1,485,382     $   44,380    $ 3,279,841     $  497,828     $   22,187     $  221,953
     (32,240)            --       (268,683)            --             --             --
          --             --          4,922             --      1,520,792      3,297,257
          --             --         36,195             --             --             --
  ----------     ----------    -----------     ----------     ----------     ----------
   1,453,142         44,380      3,052,275        497,828      1,542,979      3,519,210
  ----------     ----------    -----------     ----------     ----------     ----------
     586,173         90,257      1,494,618         91,980        205,663        245,008
      56,642          8,721        146,445         11,854         39,737         67,613
       5,156         11,774          2,963            734            986          4,162
       2,024             --             --             --             --          6,192
          --             --             --             --             --             --
      23,952          1,466         69,389          5,477         19,044         25,846
         612             --             --             --             --         20,158
          --             --             --             --             --             --
      12,265          4,263         82,188          4,045          6,992         11,526
       8,245          1,441         26,384          1,726          3,866          9,164
      12,531          9,280         10,256          7,680          2,077          7,332
      26,559         25,410         25,563         28,051         28,468         24,777
       3,220            505          8,395            671          2,281          3,873
       9,350          2,567         13,712          3,092          5,598          7,698
      12,002         20,827         28,379          5,179         20,020         18,400
  ----------     ----------    -----------     ----------     ----------     ----------
     758,731        176,511      1,908,292        160,489        334,732        451,749
      (7,020)       (41,126)        (7,317)          (333)          (243)        (1,750)
  ----------     ----------    -----------     ----------     ----------     ----------
     751,711        135,385      1,900,975        160,156        334,489        449,999
  ----------     ----------    -----------     ----------     ----------     ----------
     701,431        (91,005)     1,151,300        337,672      1,208,490      3,069,211
  ----------     ----------    -----------     ----------     ----------     ----------
   1,149,271        322,026      3,436,742        723,382        (74,064)        79,932
          --             --         32,889             --             --             --
  ----------     ----------    -----------     ----------     ----------     ----------
   1,149,271        322,026      3,469,631        723,382        (74,064)        79,932
   7,081,936        910,001     19,233,102      4,516,050      1,144,006      3,299,177
          --             --         12,152             --             --             --
  ----------     ----------    -----------     ----------     ----------     ----------
   7,081,936        910,001     19,245,254      4,516,050      1,144,006      3,299,177
  ----------     ----------    -----------     ----------     ----------     ----------
   8,231,207      1,232,027     22,714,885      5,239,432      1,069,942      3,379,109
  ----------     ----------    -----------     ----------     ----------     ----------

  $8,932,638     $1,141,022    $23,866,185     $5,577,104     $2,278,432     $6,448,320
  ==========     ==========    ===========     ==========     ==========     ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               BROWN ADVISORY             BROWN ADVISORY
                                                                             GROWTH EQUITY FUND          VALUE EQUITY FUND
                                                                          ------------------------  --------------------------
                                                                          PERIOD ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED
                                                                          NOVEMBER 30,   MAY 31,    NOVEMBER 30,    MAY 31,
                                                                              2006         2006         2006          2006
                                                                          ------------ -----------  ------------  ------------
OPERATIONS
  Net investment income (loss)                                            $   (65,954) $   (66,031) $  1,270,194  $  2,117,293
  Net realized gain (loss)                                                   (153,350)   1,152,974       554,917     7,314,539
  Net increase from reimbursement by affiliate for brokerage commissions           --           --            --            --
  Net change in unrealized appreciation (depreciation)                      6,886,386    1,402,536    18,264,689     1,278,157
                                                                          -----------  -----------  ------------  ------------
  Increase (Decrease) in Net Assets from Operations                         6,667,082    2,489,479    20,089,800    10,709,989
                                                                          -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                                            --           --    (1,191,504)   (1,785,856)
   A Shares                                                                        --           --        (9,577)           --
  Net realized gain:
   Institutional Shares                                                            --           --            --    (8,448,097)
   A Shares                                                                        --           --            --            --
                                                                          -----------  -----------  ------------  ------------
Total Distributions to Shareholders                                                --           --    (1,201,081)  (10,233,953)
                                                                          -----------  -----------  ------------  ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                                     5,523,237   13,279,345    12,862,306    45,836,965
   A Shares                                                                   696,381    1,819,210     1,508,294     2,130,637
   D Shares                                                                        --           --            --            --
  Reinvestment of distributions:
   Institutional Shares                                                            --           --        87,704     8,496,462
   A Shares                                                                        --           --         9,291            --
   D Shares                                                                        --           --            --            --
  Redemption of shares:
   Institutional Shares                                                    (3,844,158)  (7,113,700)   (9,208,668)  (29,968,691)
   A Shares                                                                        --           --            --            --
   D Shares                                                                        --           --            --            --
  Redemption fees                                                                  --           --            --            --
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions                         2,375,460    7,984,855     5,258,927    26,495,373
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) in Net Assets                                           9,042,542   10,474,334    24,147,646    26,971,409

NET ASSETS
  Beginning of period                                                      54,762,553   44,288,219   160,425,813   133,454,404
                                                                          -----------  -----------  ------------  ------------
  End of period *                                                         $63,805,095  $54,762,553  $184,573,459  $160,425,813
                                                                          ===========  ===========  ============  ============
*Accumulated undistributed (distributions in excess of) net
 investment income                                                        $   (65,954) $        --  $    703,343  $    634,230
                                                                          -----------  -----------  ------------  ------------
SHARE TRANSACTIONS
Sale of shares:
  Institutional Shares                                                        598,852    1,475,283       905,288     3,323,330
  A Shares                                                                     76,989      203,223       104,595       155,010
  D Shares                                                                         --           --            --            --
Reinvestment of distributions
  Institutional Shares                                                             --        2,787         6,242       637,240
  A Shares                                                                         --           --           668            --
  D Shares                                                                         --           --            --            --
Redemption of Shares
  Institutional Shares                                                       (415,498)    (790,991)     (645,606)   (2,169,097)
  A Shares                                                                         --           --            --            --
  D Shares                                                                         --           --            --            --
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions                           260,343      890,302       371,187     1,946,483
                                                                          ===========  ===========  ============  ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

      BROWN ADVISORY              BROWN ADVISORY              BROWN ADVISORY
   SMALL-CAP GROWTH FUND       SMALL-CAP VALUE FUND          OPPORTUNITY FUND
--------------------------  --------------------------  -------------------------
PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED PERIOD ENDED
NOVEMBER 30,    MAY 31,     NOVEMBER 30,    MAY 31,     NOVEMBER 30,   MAY 31,
      2006        2006          2006          2006          2006         2006
------------  ------------  ------------  ------------  ------------ ------------
$   (753,210) $ (1,406,876) $    701,431  $    509,245  $   (91,005) $   (231,341)
  10,978,298    27,016,730     1,149,271     8,974,113      322,026   (32,533,743)
          --            --            --            --           --       542,900
   1,552,460   (13,369,548)    7,081,936     4,364,767      910,001    32,556,285
------------  ------------  ------------  ------------  -----------  ------------
  11,777,548    12,240,306     8,932,638    13,848,125    1,141,022       334,101
------------  ------------  ------------  ------------  -----------  ------------
          --            --       (19,118)     (567,115)          --            --
          --            --            --            --           --            --
          --            --            --    (6,361,400)          --            --
          --            --            --            --           --            --
------------  ------------  ------------  ------------  -----------  ------------
          --            --       (19,118)   (6,928,515)          --            --
------------  ------------  ------------  ------------  -----------  ------------
   8,530,793    29,791,537    11,893,132    31,866,352      887,660     6,302,148
      23,448       381,385       134,507       184,393           --            --
      25,789       235,691            --            --           --            --
          --            --         3,109     6,369,160           --            --
          --            --            --            --           --            --
          --            --            --            --           --            --
 (10,178,555)  (24,990,380)   (6,318,365)  (16,162,620)  (1,965,308)   (8,428,168)
          --            --            --            --           --            --
  (1,169,397)   (3,019,033)           --            --           --            --
          --            --            --           359           --         1,090
------------  ------------  ------------  ------------  -----------  ------------
  (2,767,922)    2,399,200     5,712,383    22,257,644   (1,077,648)   (2,124,930)
------------  ------------  ------------  ------------  -----------  ------------
   9,009,626    14,639,506    14,625,903    29,177,254       63,374    (1,790,829)

 136,563,118   121,923,612   114,181,498    85,004,244   18,650,387    20,441,216
------------  ------------  ------------  ------------  -----------  ------------
$145,572,744  $136,563,118  $128,807,401  $114,181,498  $18,713,761  $ 18,650,387
============  ============  ============  ============  ===========  ============
$   (753,210) $         --  $    682,313  $         --  $   (91,005) $         --
------------  ------------  ------------  ------------  -----------  ------------
     762,531     2,646,403       845,786     2,273,549       74,630       480,159
       2,047        32,584         9,449        12,970           --            --
       1,165        11,297            --            --           --            --
          --            --           220       475,668           --            --
          --            --            --            --           --            --
          --            --            --            --           --            --
    (903,260)   (2,240,164)     (449,171)   (1,154,875)    (157,611)     (643,792)
          --            --            --            --           --            --
     (54,940)     (142,705)           --            --           --            --
------------  ------------  ------------  ------------  -----------  ------------
    (192,457)      307,415       406,284     1,607,312      (82,981)     (163,633)
============  ============  ============  ============  ===========  ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  BROWN ADVISORY             BROWN ADVISORY
                                                                INTERNATIONAL FUND          REAL ESTATE FUND
                                                            --------------------------  ------------------------
                                                            PERIOD ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
                                                            NOVEMBER 30,    MAY 31,     NOVEMBER 30,   MAY 31,
                                                                2006          2006          2006         2006
                                                            ------------  ------------  ------------ -----------
OPERATIONS
  Net investment income (loss)                              $  1,151,300  $  2,520,078  $   337,672  $   309,283
  Net realized gain (loss)                                     3,469,631    16,914,754      723,382      940,826
  Net change in unrealized appreciation (depreciation)        19,245,254    37,012,865    4,516,050    1,693,056
                                                            ------------  ------------  -----------  -----------
  Increase (Decrease) in Net Assets from Operations           23,866,185    56,447,697    5,577,104    2,943,165
                                                            ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                       (2,404,754)   (1,976,782)    (292,313)    (722,997)
   A Shares                                                           --            --           --           --
  Net realized gain:
   Institutional Shares                                               --   (10,769,635)          --     (319,067)
   A Shares                                                           --            --           --           --
                                                            ------------  ------------  -----------  -----------
Total Distributions to Shareholders                           (2,404,754)  (12,746,417)    (292,313)  (1,042,064)
                                                            ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                       30,926,796    59,590,163    2,573,650    3,850,268
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
  Reinvestment of distributions:
   Institutional Shares                                           60,402    10,724,408       12,271      352,747
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
  Redemption of shares:
   Institutional Shares                                      (12,407,634)  (21,996,616)    (915,138)  (4,987,048)
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
  Redemption fees                                                     --            --           --           --
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions           18,579,564    48,317,955    1,670,783     (784,033)
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) in Net Assets                             40,040,995    92,019,235    6,955,574    1,117,068

NET ASSETS
  Beginning of period                                        287,709,675   195,690,440   21,369,784   20,252,716
                                                            ------------  ------------  -----------  -----------
  End of period *                                           $327,750,670  $287,709,675  $28,325,358  $21,369,784
                                                            ============  ============  ===========  ===========
*Accumulated undistributed (distributions in excess of) net
 investment income                                          $      5,920  $  1,259,374  $  (368,355) $  (413,714)
                                                            ------------  ------------  -----------  -----------
SHARE TRANSACTIONS
Sale of shares:
  Institutional Shares                                         1,974,461     4,052,625      174,868      296,912
  A Shares                                                            --            --           --           --
  D Shares                                                            --            --           --           --
Reinvestment of distributions
  Institutional Shares                                             3,847       770,992          852       28,385
  A Shares                                                            --            --           --           --
  D Shares                                                            --            --           --           --
Redemption of Shares
  Institutional Shares                                          (782,482)   (1,536,489)     (62,167)    (391,673)
  A Shares                                                            --            --           --           --
  D Shares                                                            --            --           --           --
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions            1,195,826     3,287,128      113,553      (66,376)
                                                            ============  ============  ===========  ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              BROWN ADVISORY
                  BROWN ADVISORY               INTERMEDIATE
                MARYLAND BOND FUND              INCOME FUND
            --------------------------  --------------------------
            PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED
            NOVEMBER 30,    MAY 31,     NOVEMBER 30,    MAY 31,
                2006          2006          2006          2006
            ------------  ------------  ------------  ------------
            $  1,208,490  $  2,187,284  $  3,069,211  $  4,959,904
                 (74,064)         (603)       79,932      (580,418)
               1,144,006    (1,717,888)    3,299,177    (4,063,604)
            ------------  ------------  ------------  ------------
               2,278,432       468,793     6,448,320       315,882
            ------------  ------------  ------------  ------------
              (1,208,470)   (2,187,284)   (2,897,518)   (4,523,220)
                      --            --      (354,496)     (611,028)
                      --       (16,721)           --            --
                      --            --            --            --
            ------------  ------------  ------------  ------------
              (1,208,470)   (2,204,005)   (3,252,014)   (5,134,248)
            ------------  ------------  ------------  ------------
              21,901,125    35,018,110    41,592,174    55,205,235
                      --            --     3,222,937     1,787,799
                      --            --            --            --
                  85,022       143,381       292,109       316,102
                      --            --       246,787       433,353
                      --            --            --            --
             (17,679,593)  (25,288,660)  (25,008,716)  (36,245,207)
                      --            --    (2,072,998)   (2,901,748)
                      --            --            --            --
                      --            --            --         5,712
            ------------  ------------  ------------  ------------
               4,306,554     9,872,831    18,272,293    18,601,246
            ------------  ------------  ------------  ------------
               5,376,516     8,137,619    21,468,599    13,782,880

              82,118,478    73,980,859   127,089,450   113,306,570
            ------------  ------------  ------------  ------------
            $ 87,494,994  $ 82,118,478  $148,558,049  $127,089,450
            ============  ============  ============  ============
            $         32  $         12  $     54,998  $    237,801
            ------------  ------------  ------------  ------------
               2,116,565     2,359,647     3,981,493     4,262,934
                      --            --       311,992        81,882
                      --            --            --            --
                   8,215        16,648        27,833        17,943
                      --            --        23,935        45,052
                      --            --            --            --
              (1,713,475)   (2,028,379)   (2,391,994)   (1,779,819)
                      --            --      (201,164)     (336,685)
                      --            --            --            --
            ------------  ------------  ------------  ------------
                 411,305       347,916     1,752,095     2,291,307
            ============  ============  ============  ============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                  Selected Data For A Single Share
                               --------------------------------------------------------------------------------------------
                                                                                         Distributions
                                                                               ---------------------------------
                               Net Asset    Net            Net                                         Total
                                 Value   Investment    Realized and Total from  From Net  From Net Distributions
                               Beginning   Income       Unrealized  Investment Investment Realized      to       Redemption
                               of Period   (Loss)      Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)
-----------------------------  --------- ----------    ------------ ---------- ---------- -------- ------------- ----------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $ 8.97     (0.01)(b)       1.07        1.06         --        --          --         --
  A Shares                        8.98     (0.03)(b)       1.06        1.03         --        --          --         --
May 31, 2006
  Institutional Shares            8.50     (0.01)(b)       0.48        0.47         --        --          --         --
  A Shares (f)                    8.94        --(b)(g)     0.04        0.04         --        --          --         --
May 31, 2005
  Institutional Shares            8.33      0.03(b)        0.17        0.20      (0.03)       --       (0.03)        --
May 31, 2004
  Institutional Shares (h)        7.22        --(g)        1.12        1.12      (0.01)       --       (0.01)        --(g)
May 31, 2003
  Institutional Shares (i)        7.58      0.03          (0.35)      (0.32)     (0.04)       --       (0.04)        --
  A Shares (h)                    6.96        --           0.25        0.25         --        --          --         --
May 31, 2002
  Institutional Shares (i)        9.40      0.04          (1.82)      (1.78)     (0.04)       --       (0.04)        --

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $13.69      0.11(b)        1.57        1.68      (0.10)       --       (0.10)        --
  A Shares                       13.68      0.07(b)        1.56        1.63      (0.05)       --       (0.05)        --
May 31, 2006
  Institutional Shares           13.66      0.21(b)        0.88        1.09      (0.17)    (0.89)      (1.06)        --
  A Shares (f)                   13.96      0.05(b)       (0.33)      (0.28)        --        --          --         --
May 31, 2005
  Institutional Shares           13.44      0.14(b)        1.00        1.14      (0.12)    (0.80)      (0.92)        --
May 31, 2004
  Institutional Shares (j)       12.86      0.04           0.56        0.60      (0.02)       --       (0.02)        --(g)
December 31, 2003
  Institutional Shares (f)(k)    10.00      0.07           3.38        3.45      (0.07)    (0.52)      (0.59)        --

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $11.38     (0.06)(b)       1.06        1.00         --        --          --         --
  A Shares                       11.37     (0.09)(b)       1.06        0.97         --        --          --         --
  D Shares                       21.28     (0.15)(b)       1.98        1.83         --        --          --         --
May 31, 2006
  Institutional Shares           10.32     (0.11)(b)       1.17        1.06         --        --          --         --
  A Shares (f)(l)                12.11     (0.02)(b)      (0.72)      (0.74)        --        --          --         --
  D Shares                       19.38     (0.31)(b)       2.21        1.90         --        --          --         --
May 31, 2005
  Institutional Shares           10.11     (0.12)(b)       0.33        0.21         --        --          --         --(g)
  A Shares                       19.09     (0.28)(b)       0.57        0.29         --        --          --         --(g)
May 31, 2004
  Institutional Shares            7.99     (0.14)          2.26        2.12         --        --          --         --(g)
  A Shares (m)                   15.06     (0.30)          4.33        4.03         --        --          --         --
May 31, 2003
  Institutional Shares (n)        8.26     (0.09)         (0.18)      (0.27)        --        --          --         --(g)
  A Shares (f)                   11.18     (0.18)          4.06        3.88         --        --          --         --
  B Shares (m)                   10.56     (0.17)          3.79        3.62         --        --          --         --
May 31, 2002
  Institutional Shares (n)       11.67     (0.10)         (3.31)      (3.41)        --        --          --         --

----------------------------------------------------------------------------------------------------------------------------

                               ----------


                               Net Asset
                                 Value
                                End of
                                Period
-----------------------------  ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $10.03
  A Shares                       10.01
May 31, 2006
  Institutional Shares            8.97
  A Shares (f)                    8.98
May 31, 2005
  Institutional Shares            8.50
May 31, 2004
  Institutional Shares (h)        8.33
May 31, 2003
  Institutional Shares (i)        7.22
  A Shares (h)                    7.21
May 31, 2002
  Institutional Shares (i)        7.58

----------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $15.27
  A Shares                       15.26
May 31, 2006
  Institutional Shares           13.69
  A Shares (f)                   13.68
May 31, 2005
  Institutional Shares           13.66
May 31, 2004
  Institutional Shares (j)       13.44
December 31, 2003
  Institutional Shares (f)(k)    12.86

----------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $12.38
  A Shares                       12.34
  D Shares                       23.11
May 31, 2006
  Institutional Shares           11.38
  A Shares (f)(l)                11.37
  D Shares                       21.28
May 31, 2005
  Institutional Shares           10.32
  A Shares                       19.38
May 31, 2004
  Institutional Shares           10.11
  A Shares (m)                   19.09
May 31, 2003
  Institutional Shares (n)        7.99
  A Shares (f)                   15.06
  B Shares (m)                   14.18
May 31, 2002
  Institutional Shares (n)        8.26

----------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------

        11.82%          $ 61,000         (0.21)%        1.12%             1.12%            14%
        11.47%             2,805         (0.69)%        1.60%             2.15%            14%
         5.53%            52,938         (0.13)%        1.09%             1.11%            38%
         0.45%             1,825         (0.51)%        1.49%             7.00%            38%
         2.45%            44,288          0.41%         0.98%             1.09%            40%
        15.52%            44,709          0.03%         1.00%             1.21%            32%
        (4.16)%           34,067          0.50%         0.73%             1.29%            42%
         3.59%                10          0.14%         1.25%         1,477.65%            42%
       (18.96)%           36,273          0.45%         0.47%             1.22%            50%

-----------------------------------------------------------------------------------------------------

        12.35%          $180,601          1.51%         1.00%             1.00%            18%
        11.96%             3,973          1.03%         1.60%             2.01%            18%
         8.26%           158,306          1.51%         0.99%             0.99%            75%
        (2.01)%            2,120          4.11%         1.56%             4.84%            75%
         8.67%           133,454          1.04%         0.99%             1.03%            78%
         4.69%            95,117          0.82%         1.00%             1.09%            33%
        34.79%            66,555          1.04%         1.00%             1.49%            71%

-----------------------------------------------------------------------------------------------------

         8.79%          $131,207         (1.08)%        1.28%             1.28%            31%
         8.53%               427         (1.65)%        1.85%             5.41%            31%
         8.60%            13,939         (1.46)%        1.66%             1.66%            31%
        10.27%           122,211         (1.01)%        1.25%             1.26%            80%
        (6.11)%              370         (1.55)%        1.80%            11.69%            80%
         9.80%            13,982         (1.44)%        1.68%             1.69%            80%
         2.08%           106,643         (1.19)%        1.23%             1.25%            22%
         1.52%            15,281         (1.49)%        1.53%             1.80%            22%
        26.53%           112,594         (1.21)%        1.23%             1.24%            25%
        26.76%            18,846         (1.49)%        1.50%             1.81%            25%
        (3.27)%          103,357         (1.20)%        1.25%             1.28%            33%
        34.70%            16,625         (1.46)%        1.50%             1.95%            33%
        34.28%             1,409         (1.96)%        2.00%             4.95%            33%
       (29.22)%          126,199         (1.17)%        1.24%             1.24%            21%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                       Selected Data For A Single Share
                               --------------------------------------------------------------------------------------------
                                                                                              Distributions
                                                                               -------------------------------------------
                               Net Asset    Net            Net                                                    Total
                                 Value   Investment    Realized and Total from  From Net  From Net    From    Distributions
                               Beginning   Income       Unrealized  Investment Investment Realized  Return of      to
                               of Period   (Loss)      Gain (Loss)  Operations   Income    Gains     Capital  Shareholders
-----------------------------  --------- ----------    ------------ ---------- ---------- --------  --------- -------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2006
  Institutional Shares (o)      $14.09      0.08(b)        0.97        1.05         --(g)     --         --          --
  A Shares                       14.08      0.06(b)        0.94        1.00         --        --         --          --
May 31, 2006
  Institutional Shares (o)       13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)        --       (1.00)
  A Shares (f)                   14.94        --(b)(g)    (0.86)      (0.86)        --        --         --          --
May 31, 2005
  Institutional Shares (o)       11.31      0.07(b)        2.07        2.14      (0.06)    (0.31)        --       (0.37)
May 31, 2004
  Institutional Shares (o)       10.00     (0.01)          1.32        1.31         --        --(g)      --          --

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $12.55     (0.06)(b)       0.84        0.78         --        --         --          --
May 31, 2006
  Institutional Shares           12.39     (0.16)(b)       0.32        0.16         --        --         --          --
May 31, 2005 (q)(v)              12.49     (0.16)(b)       0.06(r)    (0.10)        --        --         --          --
May 31, 2004 (q)(v)               9.85     (0.22)          2.86        2.64         --        --         --          --
May 31, 2003 (q)(v)              10.20     (0.11)         (0.24)      (0.35)        --        --         --          --
May 31, 2002 (q)(v)              18.62     (0.32)         (8.10)      (8.42)        --        --         --          --

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $15.60      0.06(b)        1.16        1.22      (0.13)       --         --       (0.13)
May 31, 2006
  Institutional Shares           12.92      0.15(b)        3.35        3.50      (0.13)    (0.69)        --       (0.82)
May 31, 2005
  Institutional Shares           13.69      0.21(b)        1.34        1.55      (0.19)    (2.13)        --       (2.32)
May 31, 2004
  Institutional Shares (j)       13.48      0.09           0.13        0.22      (0.01)       --         --       (0.01)
December 31, 2003
  Institutional Shares (f)(s)    10.00      0.15           3.96        4.11      (0.17)    (0.46)        --       (0.63)

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2006
  Institutional Shares          $13.15      0.20(b)        3.09        3.29      (0.15)       --         --       (0.15)
May 31, 2006
  Institutional Shares           11.97      0.19(b)        1.66        1.85      (0.46)    (0.21)        --       (0.67)
May 31, 2005
  Institutional Shares           10.10      0.34(b)        2.03        2.37      (0.43)       --      (0.07)      (0.50)
May 31, 2004
  Institutional Shares (f)       10.00      0.21           0.03        0.24      (0.14)       --         --       (0.14)

----------------------------------------------------------------------------------------------------------------------------

                               ---------------------


                                          Net Asset
                                            Value
                               Redemption  End of
                                Fees (b)   Period
-----------------------------  ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2006
  Institutional Shares (o)         --      $15.14
  A Shares                         --       15.08
May 31, 2006
  Institutional Shares (o)         --(g)    14.09
  A Shares (f)                     --(g)    14.08
May 31, 2005
  Institutional Shares (o)         --       13.08
May 31, 2004
  Institutional Shares (o)         --(g)    11.31

---------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
November 30, 2006
  Institutional Shares             --      $13.33
May 31, 2006
  Institutional Shares             --       12.55
May 31, 2005 (q)(v)                --(g)    12.39
May 31, 2004 (q)(v)                --(g)    12.49
May 31, 2003 (q)(v)                --(g)     9.85
May 31, 2002 (q)(v)                --(g)    10.20

---------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2006
  Institutional Shares             --      $16.69
May 31, 2006
  Institutional Shares             --       15.60
May 31, 2005
  Institutional Shares             --       12.92
May 31, 2004
  Institutional Shares (j)         --(g)    13.69
December 31, 2003
  Institutional Shares (f)(s)      --(g)    13.48

---------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2006
  Institutional Shares             --      $16.29
May 31, 2006
  Institutional Shares             --       13.15
May 31, 2005
  Institutional Shares             --       11.97
May 31, 2004
  Institutional Shares (f)         --(g)    10.10

---------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
         7.47%          $128,469          1.20%         1.28%           1.28%              23%
         7.10%               338          0.87%         1.85%           7.29%              23%
        15.79%           113,999          0.50%         1.26%           1.28%              48%
        (5.76)%              182         (0.29)%        1.80%          41.84%              48%
        19.09%            85,004          0.58%         1.23%           1.35%              57%
        13.13%            39,779         (0.33)%        1.25%           2.04%              33%

-----------------------------------------------------------------------------------------------------
         6.21%          $ 18,714         (1.01)%        1.50%           1.96%              41%
         1.29%(p)         18,650         (1.15)%        1.50%           1.75%              96%
        (0.80)%           20,442         (1.31)%        1.50%           1.50%              16%
        26.80%            29,747         (1.48)%        1.50%           1.50%              61%
        (3.43)%           31,648         (1.43)%        1.50%           1.50%              51%
       (45.22)%           36,632         (1.33)%        1.50%           1.50%              26%

-----------------------------------------------------------------------------------------------------
         7.85%          $327,751          0.76%         1.25%           1.26%              12%
        27.89%           287,710          1.06%         1.31%           1.31%              35%
        11.44%           195,690          1.56%         1.33%           1.36%              78%
         1.63%           125,796          1.51%         1.25%           1.30%              39%
        41.77%           119,655          1.35%         1.25%           1.37%              66%

-----------------------------------------------------------------------------------------------------
        25.19%          $ 28,325          2.75%         1.31%           1.31%              14%
        15.76%            21,370          1.51%         1.24%           1.34%              45%
        23.88%            20,253          3.05%         0.98%           1.47%              10%
         2.34%            13,861          5.23%         1.00%           4.52%              15%

-----------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                             Selected Data For A Single Share
                            ---------------------------------------------------------------------------------------------------
                                                                                   Distributions
                                                                         --------------------------------
                            Net Asset    Net         Net                                         Total                Net Asset
                              Value   Investment Realized and Total from  From Net  From Net Distributions              Value
                            Beginning   Income    Unrealized  Investment Investment Realized      to       Redemption  End of
                            of Period   (Loss)   Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)   Period
--------------------------  --------- ---------- ------------ ---------- ---------- -------- ------------- ---------- ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2006
  Institutional Shares       $10.28      0.15(b)     0.14        0.29      (0.15)      --        (0.15)        --      $10.42
May 31, 2006
  Institutional Shares        10.51      0.29(b)    (0.23)       0.06      (0.29)      --        (0.29)        --       10.28
May 31, 2005
  Institutional Shares        10.44      0.30(b)     0.07        0.37      (0.30)      --(g)     (0.30)        --       10.51
May 31, 2004
  Institutional Shares (t)    10.85      0.29       (0.41)      (0.12)     (0.29)      --        (0.29)        --       10.44
May 31, 2003
  Institutional Shares (u)    10.29      0.34        0.56        0.90      (0.34)      --        (0.34)        --       10.85
  A Shares                    10.64      0.03        0.21        0.24      (0.03)      --        (0.03)        --       10.85
May 31, 2002
  Institutional Shares (u)    10.12      0.40        0.17        0.57      (0.40)      --        (0.40)        --       10.29

-------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2006
  Institutional Shares       $10.36      0.23(b)     0.24        0.47      (0.24)      --        (0.24)        --      $10.59
  A Shares                    10.19      0.21(b)     0.25        0.46      (0.23)      --        (0.23)        --       10.42
May 31, 2006
  Institutional Shares        10.76      0.43(b)    (0.39)       0.04      (0.44)      --        (0.44)        --(g)    10.36
  A Shares                    10.59      0.39(b)    (0.38)       0.01      (0.41)      --        (0.41)        --       10.19
May 31, 2005
  Institutional Shares        10.71      0.41(b)     0.06        0.47      (0.42)      --        (0.42)        --       10.76
  A Shares                    10.55      0.37(b)     0.06        0.43      (0.39)      --        (0.39)        --       10.59
May 31, 2004 (j)
  Institutional Shares        10.92      0.18       (0.19)      (0.01)     (0.20)      --        (0.20)        --(g)    10.71
  A Shares                    10.76      0.16       (0.18)      (0.02)     (0.19)      --        (0.19)        --       10.55
December 31, 2003
  Institutional Shares        10.92      0.41        0.01        0.42      (0.42)      --        (0.42)        --       10.92
  A Shares                    10.76      0.40       (0.02)       0.38      (0.38)      --        (0.38)        --       10.76
December 31, 2002
  Institutional Shares        10.65      0.52(b)     0.25(b)     0.77      (0.50)      --        (0.50)        --       10.92
  A Shares                    10.49      0.49(b)     0.25(b)     0.74      (0.47)      --        (0.47)        --       10.76
December 31, 2001
  Institutional Shares        10.42      0.60        0.25        0.85      (0.62)      --        (0.62)        --       10.65
  A Shares                    10.28      0.56        0.25        0.81      (0.60)      --        (0.60)        --       10.49

-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------

        2.86%           $ 87,495          2.94%         0.81%           0.81%               4%
        0.65%             82,118          2.83%         0.80%           0.80%               8%
        3.58%             73,981          2.80%         0.75%           0.81%               5%
       (1.10)%            69,829          2.73%         0.75%           0.84%               6%
        8.93%             66,672          3.23%         0.48%           0.84%               5%
        2.23%                102          2.22%         1.00%          24.97%               5%
        5.70%             36,402          3.87%         0.25%           0.97%               7%

-----------------------------------------------------------------------------------------------------
        4.62%           $131,269          4.42%         0.61%           0.61%              15%
        4.54%             17,289          4.11%         0.92%           0.92%              15%
        0.42%            111,564          4.09%         0.60%           0.61%              33%
        0.06%             15,525          3.71%         0.97%           0.97%              33%
        4.31%             96,484          3.77%         0.60%           0.64%              39%
        4.09%             16,823          3.48%         0.88%           1.07%              39%
       (0.01)%            69,251          3.90%         0.60%           0.64%              14%
       (0.20)%            18,971          3.64%         0.85%           1.08%              14%
        3.91%             66,533          3.77%         0.48%           0.61%              69%
        3.59%             20,309          3.52%         0.73%           1.03%              69%
        7.43%             78,309          4.84%         0.45%           0.61%              40%
        7.24%             30,565          4.59%         0.70%           0.91%              40%
        8.36%             50,160          5.60%         0.45%           0.65%              47%
        8.03%             38,290          5.36%         0.70%           0.90%              47%

-----------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)See Note 1 for dates of commencement of operations.
(g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended May 31, 2006 would have been -1.67%.
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Shares issued and outstanding as of February 11, 2003 were classified as Institutional Shares.
(v)Financial information is that of Predecessor Fund.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006

NOTE 1. ORGANIZATION

The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund (formerly, The Nevis Fund, Inc.), Brown Advisory International Fund and Brown Advisory Intermediate Income Fund (individually a "Fund," and collectively, the "Funds") are each a diversified series of Forum Funds (the "Trust"). Brown Advisory Real Estate Fund and Brown Advisory Maryland Bond Fund (individually a "Fund," and collectively, the "Funds") are each a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund's shares of beneficial interest without par value.

On December 30, 2005, Opportunity Fund acquired all of the net assets of The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund maintained substantially similar investment objectives and polices as that of the Opportunity Fund. The Opportunity Fund is a continuation of the Predecessor Fund and, therefore, the Opportunity Fund's financial information for the period prior to December 30, 2005 is that of the Predecessor Fund.

The Funds commenced operations as follows:

                                      COMMENCEMENT OF OPERATIONS
                               ------------------------------------
                               INSTITUTIONAL      A             D
                                  SHARES        SHARES        SHARES
                               ------------- --------      --------
        Growth Equity Fund       06/28/99     4/25/06            __
        Value Equity Fund        01/28/03     4/25/06            __
        Small-Cap Growth Fund    06/28/99     4/25/06/(1)/ 09/20/02/(1)/
        Small-Cap Value Fund     10/31/03     4/25/06            __
        Opportunity Fund         06/29/98          __/(2)/       __
        International Fund       01/28/03          __            __
        Real Estate Fund         12/10/03          __            __
        Maryland Bond Fund       12/21/00          __            __
        Intermediate Bond Fund   11/02/95    05/13/91            __

---------------------
/(1)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
     Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(2)/Not currently available for purchase.

A Shares generally provide for a front-end sales charge.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Value Fund and Opportunity Fund is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006

with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective. Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principals"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last reported sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY TRANSLATIONS - The books and records of the funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FOREIGN CURRENCY TRANSACTIONS - The International Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

RESTRICTED SECURITIES - Each Fund, except the International Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments.

OPTIONS - Each Fund, except Small-Cap Value Fund and Real Estate Fund may purchase options. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SECURITIES LENDING - The International Fund lends portfolio securities from time to time in order to earn additional income. The International Fund receives collateral in the form of securities, letters of credit and\or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the International Fund's Statement of Assets & Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund, International Fund and Real Estate Fund. For Maryland Bond Fund and Intermediate Income Fund distributions are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

A tax return of capital may occur for the Real Estate Fund at May 31, 2007. The exact amount, if any, is undeterminable at this time.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board. Such expenses are charged to the operations of that class of shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR/SUB-ADVISOR - Brown Investment Advisory Incorporated (the "Advisor" or "Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                             ANNUAL ADVISORY
                    FUND                           FEE
                    ----                     ---------------
                    Growth Equity Fund            0.75%
                    Value Equity Fund             0.75%
                    Small-Cap Growth Fund         1.00%
                    Small-Cap Value Fund          1.00%
                    Opportunity Fund              1.00%/(1)/
                    International Fund            1.00%
                    Real Estate Fund              0.75%
                    Maryland Bond Fund            0.50%
                    Intermediate Income Fund      0.35%

/(1)/Prior to October 1, 2005 Nevis Capital Management LLC ("Nevis") was the investment advisor to the predecessor of the Opportunity Fund and received an annual fee equal to 1.50% of the Funds average daily net assets. Effective October 1, 2005, Brown was appointed the investment advisor. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses of the Opportunity Fund to the extent that the total annual operating expenses exceed 1.50% of average daily net assets through September 30, 2007.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund's A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act ("Distribution Plan"), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provide by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund (0.25% for A Shares of Opportunity Fund and Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


For the period ended November 30, 2006, the Distributor retained $14,167, $26,200, $550, $4,090 and $27,775 of the front-end sales charges assessed on the sale of A Shares of Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Intermediate Income Fund, respectively. For the period ended November 30, 2006, the Distributor retained $186 of the contingent deferred sales charge assessed on redemptions of A Shares for Small-Cap Growth Fund.

Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

CUSTODY - BIAT, the parent company of the Advisor, is the custodian (the "Custodian") for each Fund except International Fund and Intermediate Income Fund and safeguards and controls each Fund's cash and securities, and determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of each Fund's domestic and foreign assets.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citibank, N.A. provides custody services to the International Fund and Intermediate Income Fund.

NOTE 4. FEE WAIVERS AND EXPENSE REIMBURSEMENTS

The Investment Advisor, Distributor and other Fund service providers have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2006, fees waived and expenses reimbursed were as follows:

                                 INVESTMENT
                                  ADVISOR                     TOTAL FEES
                                 WAIVED AND COMPLIANCE OTHER  WAIVED AND
                                 REIMBURSED  SERVICES  WAIVED REIMBURSED
                                 ---------- ---------- ------ ----------
        Growth Equity Fund        $ 6,467      $420    $   --  $ 6,887
        Value Equity Fund           5,699        --        --    5,699
        Small-Cap Growth Fund       6,742        --        --    6,742
        Small-Cap Value Fund        6,659       361        --    7,020
        Opportunity Fund           38,461       270     2,395   41,126
        International Fund             --         4     7,313    7,317
        Real Estate Fund               --       333        --      333
        Maryland Bond Fund             --       243        --      243
        Intermediate Income Fund       --        --     1,750    1,750

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended November 30, 2006, were as follows:

                             NON US GOVERNMENT         US GOVERNMENT
                                OBLIGATIONS             OBLIGATIONS
                          ----------------------- -----------------------
                           PURCHASES     SALES     PURCHASES     SALES
                          ----------- ----------- ----------- -----------
      Growth Equity       $ 9,500,657 $ 7,694,925 $        -- $        --
      Value Equity         35,891,636  28,552,716          --          --
      Small-Cap Growth     41,952,322  45,925,128          --          --
      Small-Cap Value      31,876,901  26,442,977          --          --
      Opportunity           7,043,765   8,202,276          --          --
      International        49,959,759  34,785,384          --          --
      Real Estate           3,824,781   3,285,042          --          --
      Maryland Bond         6,944,255   3,015,071          --          --
      Intermediate Income   8,969,445   4,420,193  22,903,954  14,427,599

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

                    UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED                  UNREALIZED
                     TAX EXEMPT     ORDINARY      LONG-TERM    CAPITAL AND    APPRECIATION
                       INCOME        INCOME         GAIN       OTHER LOSSES  (DEPRECIATION)     TOTAL
                    ------------- ------------- ------------- -------------  -------------- -------------
Growth Equity Fund    $     --     $       --    $       --   $  (6,977,986)  $ 6,104,885   $    (873,101)
Value Equity Fund           --      2,817,738     4,020,794              --     8,633,124      15,471,656
Small-Cap Growth
  Fund                      --             --            --     (22,504,158)   27,312,693       4,808,535
Small-Cap Value
  Fund                      --        761,699     5,226,657              --    12,018,004      18,006,360
Opportunity Fund            --             --            --    (128,740,302)      881,571    (127,858,731)
International Fund          --      8,307,406     2,894,437        (173,621)   54,396,490      65,424,712
Real Estate Fund            --             --       194,512              --     4,504,602       4,699,114
Maryland Bond
  Fund                 184,255             --            --            (632)     (408,815)       (225,192)
Intermediate Income
  Fund                      --        637,563            --      (1,858,548)   (3,178,705)     (4,399,690)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales. For the Intermediate Income Fund the differences are primarily the result of pay-down transactions on securities acquired at a premium.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


The capital loss carryovers available to offset future capital gains, as of May 31, 2006, were as follows:

                    EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING
                      2008      2009        2010        2011        2012       2013      2014
                    -------- ----------- ----------- ----------- ----------- -------- -----------
Growth Equity Fund  $     -- $        -- $   837,981 $ 3,455,581 $ 2,684,424 $     -- $        --
Small-Cap Growth
  Fund                    --          --          --          --  22,504,158       --          --
Opportunity Fund          --  15,923,019  20,954,523  35,701,503  22,992,793  458,257  32,106,245
Intermediate Income
  Fund               764,387          --          --          --          --       --     489,245

As a result of the reorganization of Emerging Growth Fund, Inc., another mutual fund, with and into Small-Cap Growth Fund in 2002, the Fund has an annual capital loss carry forward limitation of $1,164,344.

NOTE 7. CONCENTRATION OF RISK

As non-diversified funds, International Fund, Real Estate Fund and Maryland Bond Fund may focus their investments in the securities of a limited number of issuers.

International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Real Estate Fund and Maryland Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Real Estate Fund and Maryland Bond Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issues.

Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be a comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund's investment and NAV.

NOTE 8. REIMBURSEMENT BY AFFILIATE

On September 22, 2005 Nevis Capital Management, LLC ("Nevis") made a payment of $542,900 to the Predecessor Fund to resolve a matter with the Securities and Exchange Commission ("SEC") regarding the interpretation of certain provisions in the investment advisory contract between Nevis and the Predecessor Fund. The amount is accounted for as a reimbursement by affiliate for brokerage commissions on the Statement of Changes for the year ended May 31, 2006.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006


NOTE 9. OTHER INFORMATION

As of November 30, 2006, shareholders owning more than 10% of the outstanding shares of each Fund are comprised of omnibus accounts. Omnibus accounts are held on behalf of several individual shareholders.

                                          NUMBER OF       % OF
              FUND NAME                OMNIBUS ACCOUNT FUND OWNED
              ---------                --------------- ----------
              Growth Equity Fund              1            86%
              Value Equity Fund               1            88%
              Small-Cap Growth Fund           1            86%
              Small-Cap Value Fund            1            81%
              Opportunity Fund                2            55%
              International Fund              1            96%
              Real Estate Fund                1            92%
              Maryland Bond Fund              1            93%
              Intermediate Income Fund        1            76%

ADDITIONAL INFORMATION
NOVEMBER 30, 2006

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 8, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement") and, as applicable, the sub-advisory agreements pertaining to certain Funds (the "Sub-Advisory Agreements"). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Advisor and the Administrator, including information regarding the Advisor, its personnel, operations and financial condition. Specifically, the Board considered, among other matters:
(1) the nature, extent and quality of the services to be provided to the Funds by the Advisor, including information on the investment performance of the Advisor; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds;
(4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds'] investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received presentations from senior representatives of the Adviser and discussed the Adviser's and each Sub-Adviser's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements. The Board considered the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services also were considered as well as any lapses in performance or compliance matters.

With respect to Brown Advisory International Fund and Brown Advisory Small-Cap Value Fund, the Board noted that, under the Sub-Advisory Agreements, the Sub-Advisers manage the investment of the assets of their respective Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and policies, subject to the Adviser's oversight. The Board considered the professional experience and qualifications of each Fund's portfolio manager.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory and Sub-Advisory Agreements. The Board reviewed the Advisor's financial statements and concluded that the Adviser is financially able to provide investment advisory services to the Funds.

PERFORMANCE

The Adviser discussed its approach to managing the Funds as well as the Funds' performance. The Board considered the Funds' performance for the period ended June 30, 2006 and since each Fund's inception.

BROWN ADVISORY GROWTH EQUITY FUND. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-month and 1-, 3-, and 5-year periods. The Board also considered that the Fund's recent outperformance against its benchmark index for the 3- and 6-month periods, noting the Adviser's opinion that these figures reflect respectable gains in light of certain negative market forces. The Board considered that the Fund continues to pursue companies with strong, sustainable earnings growth, and has eliminated positions that no longer align with this philosophy. The Board noted that the Fund's performance was not a determinative factor in approving the advisory agreement with respect to the Fund.

ADDITIONAL INFORMATION
NOVEMBER 30, 2006


BROWN ADVISORY INTERMEDIATE INCOME FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 3-year period. The Board also considered that the Fund outperformed its benchmark for the 3- and 6-month and 1-year period. The Board noted the Fund continues to pursue a high level of current income consistent with preservation of principal within an intermediate-term maturity structure, and is in a position to take advantage of rising short and intermediate interest rates.

BROWN ADVISORY INTERNATIONAL FUND. The Board considered that the Fund performed consistent with its benchmark for the 3-, 6- and 9-month and 1- and 3-year periods. The Board noted that no significant changes to the investment strategies adopted by the Subadvisers are anticipated in the near future.

BROWN ADVISORY MARYLAND BOND FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 3- and 6-month periods. The Board also considered that the Fund underperformed its benchmark for the 3- and 6-month and 1-, 3- and 5-year periods. The Board observed that Fund performance is indicative of a defensive duration position maintained throughout the present period of rising interest rates. The Board then noted the Adviser's belief that the Federal Reserve is nearing the end of the current tightening program, which will allow to Fund to seek opportunities to extend duration toward 100% of the benchmark.

BROWN ADVISORY OPPORTUNITY FUND. The Board considered that the Fund's underperformance against its Lipper peer group and benchmark index, noting that the Fund's performance was not a determinative factor in approving the advisory agreement with respect to the Fund. The Board also considered that the performance rankings included periods prior to January 1, 2006 when the Fund had been Nevis Fund. The Board observed that performance during the transition period had been negatively impacted due to volatile equity markets, the relative outperformance of small companies versus large companies, and significant price declines in four stocks in the portfolio. The Board noted that this transition period included the elimination or reduction of inherited positions which Adviser felt did not have substantial market opportunities or where the share price more than fully reflected the ultimate opportunity.

BROWN ADVISORY REAL ESTATE FUND. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-month and 1-year periods. The Board considered that the Fund performed consistent with its benchmark for the 1-, 3-, 6- and 9-month and 1- year periods. The Board noted that concentration of the Fund's holdings in companies with attractive current dividend yields and the potential for above average dividend growth is largely completed, and the fundamental conditions have become healthy for most real estate sectors

BROWN ADVISORY SMALL-CAP GROWTH FUND. The Board considered that the Fund underperformed its benchmark for the 3- and 6-month and 1-, 3- and 5-year periods. The Board also considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 6-month and 1- and 5-year periods. The Board considered that the Fund has made marked changes to its portfolio, acquiring a number of dynamic growth companies to take advantage of long-term buying opportunities presented by recent market volatility. The Board also noted that the portfolio's bottoms up stock selection process, which has contributed positively to performance, may lead to results which differ from those of appropriate indices.

BROWN ADVISORY SMALL-CAP VALUE FUND. The Board considered that the Fund underperformed its benchmark for the 1-, 3-, 6- and 9-month and 1-year periods while underperforming its benchmark for the three-month period. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-month period. The Board noted that no significant changes to the investment strategies adopted by the Subadvisers are anticipated in the near future.

ADDITIONAL INFORMATION
NOVEMBER 30, 2006


BROWN ADVISORY VALUE EQUITY FUND. The Board considered that the Fund underperformed its benchmark for the 1-, 3- and 6-month and 1-year periods. The Board also considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 1-, 3- and 6-month and 1-year periods. The Board noted that the Adviser indicated that underperformance is primarily due to low exposure to energy and materials and greater commitments to large cap high quality stock such as pharmaceuticals.

The Board noted that the Funds' performance would be taken into consideration in its evaluation of the overall arrangements between the Funds and the Adviser. The Board also concluded that the Funds benefited from the Adviser's, and, with respect to Brown Advisory International Fund and Brown Advisory Small-Cap Value Fund, Sub-Adviser's management of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds.

BROWN ADVISORY GROWTH EQUITY FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were slightly higher than the mean and median advisory fee of its Lipper Inc. peer group. The Board also noted that the total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

BROWN ADVISORY INTERMEDIATE INCOME FUND. The Board noted that the investment advisory fee rate of the Fund was lower than the mean and median advisory fee rate of its Lipper Inc. peer group. The Board also noted that the total expenses for the Institutional Shares of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group, while the total expenses for the A Shares of the Fund were slightly higher than the mean and median advisory fee and total expenses of its Lipper Inc. peer group.

BROWN ADVISORY INTERNATIONAL FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the total expenses were consistent with the mean and median total expenses of its Lipper Inc. peer group.

BROWN ADVISORY MARYLAND BOND FUND. The Board noted that the contractual and net investment advisory fee rates and the total expenses of the Fund were slightly higher than the mean and median advisory fee rates and total expenses of its Lipper Inc. peer group.

BROWN ADVISORY OPPORTUNITY FUND. The Board noted that, while the contractual investment advisory fee rate of the Fund was higher than the mean and median advisory fee of its Lipper Inc. peer group, the net investment advisory fee rate of the Fund was significantly lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

BROWN ADVISORY REAL ESTATE FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were lower than the mean and median advisory fee rates of its Lipper Inc. peer group.

ADDITIONAL INFORMATION
NOVEMBER 30, 2006


BROWN ADVISORY SMALL-CAP GROWTH FUND. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that while the contractual and net total expenses of the Fund for Institutional Shares were lower than the mean and median total expenses of its Lipper Inc. peer group, the contractual and net total expenses of the Fund for A Shares and D Shares were generally higher than the mean and median total expenses of its Lipper Inc. peer group.

BROWN ADVISORY SMALL-CAP VALUE FUND. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. However, the Board noted that the contractual and total expenses of the Fund were generally less than the mean and median total expenses of its Lipper Inc. peer group.

BROWN ADVISORY VALUE EQUITY FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were slightly higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and net total expenses were lower than the mean and median total expenses of its Lipper Inc. peer group.

The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser and Sub-Advisers that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee rates charged to the Funds were reasonable.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Funds. The Board considered the Adviser's profitability analysis which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Adviser's profits attributable to management of the Funds was reasonable in light of the services provided by the Adviser on behalf of the Funds.

ECONOMIES OF SCALE

The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fee rates for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

OTHER BENEFITS

The Board considered that the Advisor and Sub-Advisors may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. The Board also considered the Advisor's and Sub-Advisors' trading practices and brokerage allocation policies, including their policies with respect to soft dollar arrangements. The Board noted that the Advisor and Sub-Advisors have represented to them that all of their soft dollar arrangements will be consistent with applicable legal requirements including the achievement of best execution.

ADDITIONAL INFORMATION
NOVEMBER 30, 2006


CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for

ADDITIONAL INFORMATION
NOVEMBER 30, 2006

the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2006  NOVEMBER 30, 2006   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,118.17        $5.95     1.12%
Hypothetical Return (5% return before expenses)    1,000.00        1,019.45         5.67     1.12%
A SHARES
Actual Return                                      1,000.00        1,114.70         8.48     1.60%
Hypothetical Return (5% return before expenses)    1,000.00        1,017.05         8.09     1.60%

VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,123.54         5.32     1.00%
Hypothetical Return (5% return before expenses)    1,000.00        1,020.05         5.06     1.00%
A SHARES
Actual Return                                      1,000.00        1,119.57         8.50     1.60%
Hypothetical Return (5% return before expenses)    1,000.00        1,017.05         8.09     1.60%

SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,087.87         6.70     1.28%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.65         6.48     1.28%
A SHARES
Actual Return                                      1,000.00        1,085.32         9.67     1.85%
Hypothetical Return (5% return before expenses)    1,000.00        1,015.79         9.35     1.85%
D SHARES
Actual Return                                      1,000.00        1,085.99         8.68     1.66%
Hypothetical Return (5% return before expenses)    1,000.00        1,016.75         8.39     1.66%

SMALL-CAP VALUE FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,074.70         6.66     1.28%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.65         6.48     1.28%
A SHARES
Actual Return                                      1,000.00        1,071.03         9.60     1.85%
Hypothetical Return (5% return before expenses)    1,000.00        1,015.79         9.35     1.85%

ADDITIONAL INFORMATION
NOVEMBER 30, 2006

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2006  NOVEMBER 30, 2006   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
OPPORTUNITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,062.15        $7.75     1.50%
Hypothetical Return (5% return before expenses)    1,000.00        1,017.55         7.59     1.50%

INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,078.54         6.51     1.25%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.80         6.33     1.25%

REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,251.89         7.40     1.31%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.50         6.63     1.31%

INTERMEDIATE INCOME FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,046.23         3.13     0.61%
Hypothetical Return (5% return before expenses)    1,000.00        1,022.01         3.09     0.61%
A SHARES
Actual Return                                      1,000.00        1,045.37         4.72     0.92%
Hypothetical Return (5% return before expenses)    1,000.00        1,020.46         4.66     0.92%

MARYLAND BOND FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,028.64         4.12     0.81%
Hypothetical Return (5% return before expenses)    1,000.00        1,021.01         4.10     0.81%

---------------------
* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-year period).

[LOGO]

BROWN ADVISORY FUNDS

                              INVESTMENT ADVISOR
                    Brown Investment Advisory, Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231
                             www.brownadvisory.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
MASTRAPASQUA
asset management

NOVEMBER 30, 2006
(UNAUDITED)

MASTRAPASQUA GROWTH FUND

SEMI-ANNUAL REPORT

                                    [GRAPHICS]



[LOGO]
MASTRAPASQUA
asset management

                               TABLE OF CONTENTS


                  A Message to Our Shareholders...........  1

                  Schedule of Investments.................  4

                  Statement of Assets and Liabilities.....  6

                  Statement of Operations.................  7

                  Statements of Changes in Net Assets.....  8

                  Financial Highlights....................  9

                  Notes to Financial Statements........... 10

                  Additional Information.................. 14

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Fund's return for the six months ended November 30, 2006 was 5.03% compared to the Fund's benchmark, the Russell 1000(R) Growth Index return of 9.29% and the Russell 3000(R) Index return of 10.96%.

During the third quarter 2006 the "R" word and the expression "hard landing" became commonplace jargon throughout the media. Even professional investors found the risk of Recession influencing their thinking, strategy and mindset. As a result of the well publicized "housing bubble" and the expected negative impact on consumer spending emanating from weak housing - either durable goods purchases accompanying a home purchase, or home equity loan spending - many investors appeared fixated with the consumer's mental and financial health. This fixation extended to the industrial sector, with expectations of capital spending being hurt by a weak economy. Most certainly, a deteriorating economy would ultimately impact capital spending. However, the blanket extension across a multitude of industries based upon the expectations of a consumer-led recession suggested that the market discounting mechanism may have moved valuations to an extreme.

The Fund underperformed its benchmark during the past six months primarily due to sector reasons, particularly Energy and Industrials. Much of the sector underperformance has been affected by fear of recession, which surfaced a few months ago. Prior to that time, these sectors were doing well and other than Caterpillar (down 12.8%), the companies in these sectors have delivered on earnings and a large number have guided upward their earnings expectations for the next few quarters. The Fund benefited from its Chemicals and Technology holdings, particularly Praxair (up 19.5%) and Akamai (up 57.1%). Although Industrials have recently disappointed due to the previously mentioned fear of economic recession, Jacobs Engineering (up 7.5%), and Parker Hannifin (up 7.7%) offset other sector holdings. Healthcare's Cerner (up 28.1%) offset Genentech (down 1.5%) and Express Scripts (down 23.8%), which both disappointed during the period. Technology was positive overall with Apple (up 53.4%) and Adobe Systems (up 40.3%), somewhat offset by Texas Instruments (down 5.2%), and Analog Devices (down 6.4%).

We do not make our sector decisions based on quarterly performance or necessarily shift out of a sector if it underperforms for one or two quarters. We are attempting to evaluate a sectors' growth prospects over at least the next several years. For example, in our opinion the Energy sector has not yet peaked, although our Energy holdings have definitely contributed negatively to performance. Our expectation is that global growth, not just US economic growth, will continue to create demand for energy. We believe the Fund's portfolio allocation to energy is positioned to do well over the next 12-18 months.

For the past several months the performance of our Industrial and Technology sectors was affected by the fear of recession. Their earnings have continued to surprise to the upside, but the stock performance has been affected by what we believe to be an unlikely economic decline. Our analysis of money supply growth and our expectations of future Federal Reserve interest rate policy suggest a resurgence of Gross Domestic Product (GDP) growth, thereby potentially affecting these sectors in a positive manner. The recent performance for many of these stocks has also been quite positive.

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


From an historical perspective, 2007 and 2008 fall into the pre-election and election year category. During the 43 presidential administrations since 1833, the stock market (Dow Jones Industrial Average) generated net gains of 746% in the last two years of an administration versus 228% in the first two years. While we note that past performance is not a predictor of future results, given the emerging monetary environment, international growth prospects, the shrinking supply of stocks (Mergers and Acquisitions (M&A) activity and corporate stock buybacks), and corporate cash/cash flow, a strong 2007-2008 cycle could easily play out.

In such a potential environment, we believe that a portfolio with a higher Beta (measure of volatility) bias should benefit. The companies that held up particularly well this year are banks, international oil, big pharmaceutical, and consumer non-durables; all generally low Beta groups. Moreover, the S&P 500 Index is heavily weighted toward international oils and banks. In the case of the banks, single-digit growth rates are not uncommon. In the 2007 and 2008 setting, they may not offer the best opportunity.

The supply of equities continues to decline as reported in the Flow of Funds data from the Federal Reserve. In 2006 a record level of leveraged buyouts - $400+ billion - has occurred. Declining supply and rising demand flow creates an interesting valuation opportunity. Equities in general are selling at a 30-35% discount to the bond market as determined by the Federal Reserve Model. The valuation gap, a changing Federal Reserve policy and an equity market that appeared to have bottomed in July could offer a more interesting, and potentially more promising stock market.

For more detailed analysis of companies in this portfolio and current perspectives on the capital markets, please visit us at www.mastrapasqua.com.

Sincerely,

/s/ Frank Mastrapasqua
Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE FUND'S SEC STANDARDIZED RETURNS VISIT THE FUND'S WEBSITE AT WWW.MASTRAPASQUA.COM.

BETA IS THE MEASURE OF A FUND'S RELATIVE VOLATILITY AS COMPARED TO THE MARKET. BY DEFINITION, THE BETA OF THE MARKET IS 1.00. ACCORDINGLY, A FUND WITH A 1.10 BETA IS EXPECTED TO PERFORM 10% BETTER THAN THE MARKET IN UP MARKETS AND 10% WORSE IN DOWN MARKETS. THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF NOVEMBER 30, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

                                  SECURITY
              SHARES             DESCRIPTION               VALUE
              ------  --------------------------------- -----------
              COMMON STOCK (101.5%)

              AEROSPACE AND DEFENSE (2.0%)
               5,000  United Technologies Corp.         $   322,650
                                                        -----------

              AMUSEMENT AND RECREATION SERVICES (2.5%)
               5,100  Harrah's Entertainment, Inc.          401,370
                                                        -----------

              BUSINESS SERVICES (13.1%)
              11,000  Akamai Technologies, Inc.(a)          537,570
              10,000  Autodesk, Inc.(a)                     411,800
              20,000  BEA Systems, Inc.(a)                  275,400
               6,500  Monster Worldwide, Inc.(a)            283,725
              30,000  Oracle Corp.(a)                       570,900
                                                        -----------
                                                          2,079,395
                                                        -----------

              CHEMICALS & ALLIED PRODUCTS (10.5%)
               7,500  Amgen, Inc.(a)                        532,500
               5,000  Celgene Corp.(a)                      278,650
               5,500  Genentech, Inc.(a)                    449,625
               6,500  Praxair, Inc.                         405,600
                                                        -----------
                                                          1,666,375
                                                        -----------

              ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT (15.6%)
               5,000  Analog Devices, Inc.                  162,600
              15,000  Broadcom Corp., Class A(a)            492,450
              17,300  Cisco Systems, Inc.(a)                465,024
               3,000  Emerson Electric Co.                  260,100
              25,000  Motorola, Inc.                        554,251
              17,000  Texas Instruments, Inc.               502,350
               2,069  Verigy, Ltd.(a)                        36,911
                                                        -----------
                                                          2,473,686
                                                        -----------

              ENGINEERING (3.3%)
               6,200  Jacobs Engineering Group, Inc.(a)     519,994
                                                        -----------

              FINANCIALS (6.3%)
              10,000  Charles Schwab Corp.                  183,400
               1,700  HSBC Holdings plc, ADR                158,100
               4,000  Morgan Stanley                        304,640
               8,000  T Rowe Price Group, Inc.              346,640
                                                        -----------
                                                            992,780
                                                        -----------

              INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
              EQUIPMENT (10.8%)
               5,100  Apple Computer, Inc.(a)               467,568
               4,700  Caterpillar, Inc.                     291,541
              35,000  EMC Corp.(a)                          458,850
               4,000  L-3 Communications Holdings, Inc.     329,000
              30,000  Sun Microsystems, Inc.(a)             162,600
                                                        -----------
                                                          1,709,559
                                                        -----------

              MANUFACTURING (1.7%)
               3,300  Parker Hannifin Corp.                 275,484
                                                        -----------

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------  ---------------------------------- -----------
             MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
             PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (3.4%)
             16,900  Agilent Technologies, Inc.(a)      $   538,096
                                                        -----------

             MEDICAL INFORMATION (4.5%)
              5,500  Baxter International, Inc.             246,070
              9,600  Cerner Corp.(a)                        461,472
                                                        -----------
                                                            707,542
                                                        -----------

             MEDICAL PRODUCTS (2.8%)
              5,300  CR Bard, Inc.                          436,137
                                                        -----------

             OIL & GAS EXTRACTION (11.5%)
              4,900  Baker Hughes, Inc.                     359,807
              1,000  Cameron International Corp.(a)          54,320
              2,000  ENSCO International, Inc.              103,720
              7,000  GlobalSantaFe Corp.                    420,000
              5,100  National Oilwell Varco, Inc.(a)        339,201
              8,100  Schlumberger, Ltd.                     554,688
                                                        -----------
                                                          1,831,736
                                                        -----------

             PHARMACEUTICALS (3.7%)
              2,900  Express Scripts, Inc.(a)               197,780
              6,000  Gilead Sciences, Inc.(a)               395,520
                                                        -----------
                                                            593,300
                                                        -----------

             RETAIL (5.3%)
             11,200  Chico's FAS, Inc.(a)                   266,000
              5,700  Ltd Brands, Inc.                       180,633
              4,000  Nike, Inc., Class B                    395,800
                                                        -----------
                                                            842,433
                                                        -----------

             SOFTWARE (2.9%)
             11,300  Abobe Systems, Inc.(a)                 453,469
                                                        -----------

             TRANSPORTATION (1.6%)
              3,300  Burlington Northern Santa Fe Corp.     248,028
                                                        -----------
             Total Common Stock (Cost $14,258,951) -
             101.5%                                      16,092,034
                                                        -----------
             Other Assets and Liabilities, Net - (1.5%)    (242,698)
                                                        -----------
             NET ASSETS - 100.0%                        $15,849,336
                                                        ===========

------------------
ADR American Depositary Receipt
(a) Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consist of:

             Gross Unrealized Appreciation              $2,690,027
             Gross Unrealized Depreciation                (856,944)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,833,083
                                                        ==========


See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS
             Aerospace and Defense                            2.0%
             Amusement and Recreation Services                2.5%
             Business Services                               12.9%
             Chemicals & Allied Products                     10.4%
             Electronic & Other Electrical Equipment &
              Components, Except Computer Equipment          15.4%
             Engineering                                      3.2%
             Financials                                       6.2%
             Industrial & Commercial Machinery & Computer
              Equipment                                      10.6%
             Manufacturing                                    1.7%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods           3.4%
             Medical Information                              4.4%
             Medical Products                                 2.7%
             Oil & Gas Extraction                            11.4%
             Pharmaceuticals                                  3.7%
             Retail                                           5.2%
             Software                                         2.8%
             Transportation                                   1.5%
                                                             -----
                                                              100%
                                                             =====

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $14,258,951)                     $ 16,092,034
    Receivables:
       Investment securities sold                                           296,591
       Interest and dividends                                                 7,589
       Expense reimbursement from adviser                                     9,374
    Prepaid expenses                                                          7,601
                                                                       ------------
Total Assets                                                             16,413,189
                                                                       ------------

LIABILITIES
    Payables:
       Payable for Fund shares redeemed                                      61,504
       Due to Custodian                                                     460,901
    Accrued Liabilities:
       Trustees' fees and expenses                                               14
       Compliance services fees                                               2,439
       Other expenses                                                        38,995
                                                                       ------------
Total Liabilities                                                           563,853
                                                                       ------------

NET ASSETS                                                             $ 15,849,336
                                                                       ============

COMPONENTS OF NET ASSETS
    Paid-in capital                                                    $ 24,188,216
    Undistributed (distributions in excess of) net investment income        (41,462)
    Accumulated net realized gain (loss)                                (10,130,501)
    Unrealized appreciation (depreciation) of investments                 1,833,083
                                                                       ------------

NET ASSETS                                                             $ 15,849,336
                                                                       ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $15,849,336 and 2,709,365 shares outstanding
   (unlimited shares authorized)                                       $       5.85
                                                                       ============


See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                                      $  55,640
    Interest income                                                            755
                                                                         ---------
                                                                            56,395
                                                                         ---------

EXPENSES
    Investment adviser fees                                                 78,286
    Administrator fees                                                      12,488
    Transfer agent fees                                                     11,057
    Shareholder servicing fees                                              19,571
    Custodian fees                                                           3,503
    Accountant fees                                                         17,852
    Audit fees                                                              13,801
    Registration fees                                                        8,384
    Legal fees                                                               8,559
    Trustees' fees and expenses                                                434
    Reporting expenses                                                       7,202
    Compliance services fees                                                13,375
    Miscellaneous expenses                                                   4,211
                                                                         ---------
Total Expenses                                                             198,723
    Fees waived and reimbursed                                            (100,866)
                                                                         ---------
Net Expenses                                                                97,857
                                                                         ---------

NET INVESTMENT INCOME (LOSS)                                               (41,462)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on investments                                107,299
    Net change in unrealized appreciation (depreciation) on investments    726,505
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                    833,804
                                                                         ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 792,342
                                                                         =========

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED   YEAR ENDED
                                                              NOVEMBER 30, 2006 MAY 31, 2006
                                                              ----------------- ------------
OPERATIONS
    Net investment income (loss)                                 $   (41,462)   $  (123,095)
    Net realized gain (loss) on investments                          107,299       (209,228)
    Net change in unrealized appreciation (depreciation)             726,505      1,194,159
                                                                 -----------    -----------
Increase (Decrease) in Net Assets from Operations                    792,342        861,836
                                                                 -----------    -----------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                 1,075,573      2,815,147
    Redemption of shares                                          (1,989,591)    (2,085,294)
                                                                 -----------    -----------
Increase (Decrease) from Capital Share Transactions                 (914,018)       729,853
                                                                 -----------    -----------
Increase (Decrease) in Net Assets                                   (121,676)     1,591,689

NET ASSETS
    Beginning of Period                                           15,971,012     14,379,323
                                                                 -----------    -----------
    End of Period (a)                                            $15,849,336    $15,971,012
                                                                 ===========    ===========

SHARE TRANSACTIONS
    Sale of shares                                                   197,579        493,175
    Redemption of shares                                            (356,387)      (366,897)
                                                                 -----------    -----------
Increase (Decrease) in Shares                                       (158,808)       126,278
                                                                 ===========    ===========
------------------
(a)Accumulated undistributed (distributions in excess of) net
   investment income                                             $   (41,462)   $         -
                                                                 -----------    -----------

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                            SIX MONTHS ENDED YEAR ENDED   YEAR ENDED   YEAR ENDED YEAR ENDED YEAR ENDED
                                              NOVEMBER 30,    MAY 31,      MAY 31,      MAY 31,    MAY 31,    MAY 31,
                                                  2006          2006         2005         2004       2003       2002
                                            ---------------- ----------   ----------   ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $  5.57       $  5.24      $  5.02      $  4.26    $  4.36    $  6.42
                                                -------       -------      -------      -------    -------    -------

INVESTMENT OPERATIONS
Net investment income (loss)                      (0.01)(a)     (0.04)(a)    (0.06)(a)    (0.06)     (0.04)     (0.06)
Net realized and unrealized gain (loss) on
   investments                                     0.29          0.37         0.28         0.82      (0.06)     (2.00)
                                                -------       -------      -------      -------    -------    -------
Total from Investment Operations                   0.28          0.33         0.22         0.76      (0.10)     (2.06)
                                                -------       -------      -------      -------    -------    -------

NET ASSET VALUE, END OF PERIOD                  $  5.85       $  5.57      $  5.24      $  5.02    $  4.26    $  4.36
                                                =======       =======      =======      =======    =======    =======

TOTAL RETURN (B)                                   5.03%         6.30%        4.38%       17.84%     (2.29)%   (32.09)%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)     $15,849       $15,971      $14,379      $15,823    $13,620    $12,769
Ratios to Average Net Assets (c)
  Net Expenses                                     1.25%         1.34%        1.65%        1.65%      1.65%      1.65%
  Gross Expenses (d)                               2.54%         2.51%        2.36%        2.28%      2.32%      2.04%
  Net investment income (loss)                    (0.53)%       (0.77)%      (1.12)%      (1.29)%    (1.23)%    (1.23)%

PORTFOLIO TURNOVER RATE (B)                          43%           99%          42%          45%        34%        57%

------------------
(a)Calculated based upon average shares outstanding during the period.
(b)Not annualized for periods less than one year.
(c)Annualized for periods less than one year.
(d)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Mastrapasqua Growth Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six active investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in investment companies are valued at net asset value. Money Market instruments that mature in sixty days or less are valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME & EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

The Fund's class specific expenses include distribution fees, transfer agent fees, registration fees, and certain expenses as determined by the Board. Such expenses are charged to the operations of that class of shares.

Income & expenses (other than expenses attributable to a specific class), and realized or unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total assets of the Fund.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation, and has not at this time determined the impact, if any, resulting from the adoption of these on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (the "Statement") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement, and has not at this time determined the impact, if any, resulting from the adoption of these on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Mastrapasqua Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

During the period, the Adviser, the Distributor and other fund service providers have contractually agreed to waive and reimburse a portion of their fees to limit the Fund's net expenses to 1.65% of the Fund's average daily net assets. In addition to this contractual expense cap arrangement, the adviser will voluntarily waive fees and/or reimburse the Funds' expenses, so that the Fund's total annual Fund operating expenses will not exceed 1.25%. Voluntary fee waivers may be reduced or eliminated at any time. The contractual waivers may be changed or eliminated with the consent of the Board at any time. For the period ended November 30, 2006, fees waived were as follows:

                                  COMPLIANCE
               INVESTMENT ADVISER  SERVICES    OTHER  TOTAL FEES
                  FEES WAIVED     FEES WAIVED WAIVERS   WAIVED
               ------------------ ----------- ------- ----------
                    $78,286          $412     $22,168  $100,866

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $6,845,137 and $7,522,398, respectively, for the period ended November 30, 2006.

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

              Capital and Other Losses               $(10,237,800)
              Unrealized Appreciation (Depreciation)    1,106,578
                                                     ------------
              Total                                  $ (9,131,222)
                                                     ============

As of May 31, 2006, the Fund's capital loss carryovers to offset future capital gains are as follows:

                               AMOUNT   EXPIRATION
                               ------   ----------
                             $  161,595    2009
                              3,735,976    2010
                              2,652,123    2011
                              2,245,270    2012
                                 44,282    2013
                              1,021,286    2014

NOTE 7. OTHER INFORMATION

On November 30, 2006, two shareholders held approximately 88% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION
NOVEMBER 30, 2006
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL - At the August 8, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability of the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability. The Adviser reviewed its financial statements, noting that it is financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund and specifically noted that Adviser costs presently exceed the fees received from the Fund. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee rate, after waivers, was below the mean and median advisory fee rates for its Lipper Inc. peer group. The Board recognized that that Adviser costs presently exceed the fees received by the Adviser from the Fund. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive a portion of its fee through September 30, 2007 in order to maintain the Fund's total annual operating expenses at 1.65% of the Fund's average daily net assets. The Board then noted the apparent difficulties associated with lowering the expense ratio due to the relatively small size of the Fund, observing that the Adviser has waived fees and reimbursed the Fund to voluntarily cap the expense ratio at 125 basis points. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Board considered that the Fund underperformed one or both of its indices for the 3-, 6- and 9-month and 1-, 3-, and 5-year periods. The Board also considered that the Fund had been ranked on the bottom quartile in its Lipper, Inc. peer group for the 3-, 6- and 9-month and 1-, 3-,month and 5-year periods. The Board noted the Adviser's investment approach remains consistent, and the Adviser's opinion that this approach will benefit from recent positive developments in the market, including the anticipated pause in interest rate increases by the Federal Reserve, continued GDP growth, solid corporate earnings, and record corporate profit and cash flow level relative to GDP. The Board noted that the Fund's performance would be taken into consideration in its evaluation of the overall arrangements between the Fund and the Adviser.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board considered that the Adviser may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2006 is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION
NOVEMBER 30, 2006
--------------------------------------------------------------------------------


SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                       BEGINNING        ENDING                      ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID   EXPENSE
                     JUNE 1, 2006  NOVEMBER 30, 2006 DURING PERIOD*   RATIO*
                     ------------- ----------------- -------------- ----------
 Actual Return         $1,000.00       $1,050.27         $6.42         1.25%
 Hypothetical Return    1,000.00        1,018.80          6.33         1.25%

------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-year period).

[LOGO]
MASTRAPASQUA
asset management


                                 MASTRAPASQUA
                                  GROWTH FUND

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 800-448-0982

                             FOR MORE INFORMATION

                              INVESTMENT ADVISER
                         Mastrapasqua Asset Management
                         814 Church Street, Suite 600
                              Nashville, TN 37203
                             www.mastrapasqua.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant    Forum Funds

By   /s/ Simon D. Collier
     -------------------------
     Simon D. Collier,
     President & Principal
     Executive Officer

Date 1/26/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     -------------------------
     Simon D. Collier,
     President & Principal
     Executive Officer

Date 1/26/07

By   /s/ Trudance L. Bakke
     -------------------------
     Trudance L. Bakke,
     Treasurer & Principal
     Financial Officer

Date 1/26/07